PROSPECTUS

                               [LOGO]
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                  ISSUED BY: PROTECTIVE LIFE INSURANCE COMPANY

                             2801 HIGHWAY 280 SOUTH

                           BIRMINGHAM, ALABAMA 35223

                            TELEPHONE (800) 866-3555

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    This prospectus describes the Single Premium Plus (formerly known as The
Protective SPVL), an individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy, by allowing the Owner to pay a single premium, and, subject to certain restrictions, additional premiums and to change the amount of death benefits payable under the Policy. This flexibility permits the Owner to provide for changing insurance needs with a single insurance policy. This Policy may not be available in all jurisdictions.


    The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.


    Generally, the minimum initial premium accepted by Protective Life is $10,000. Protective Life reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, the amount so allocated will be transferred to the Funds specified in the Owner's application.


    The Owner may, within limits, allocate Premium Payments and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Guaranteed Accounts"). Discussions of values under the Policy in this prospectus generally relate only to the values allocated to the Variable Account. The assets of each Sub-Account of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of Protective Investment Company, Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust.

    The prospectuses for the Funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. The Owner bears the entire investment risk for Policy Value allocated to a Sub-Account. Consequently, except as to Policy Value allocated to the Fixed Accounts, the Policy has no guaranteed minimum Surrender Value.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

    POLICIES (EXCEPT FOR POLICIES ISSUED IN CERTAIN STATES) INCLUDE AN ARBITRATION PROVISION THAT MANDATES RESOLUTION OF ALL DISPUTES ARISING UNDER THE POLICY OTHER THAN THOSE ARISING UNDER THE FEDERAL SECURITIES LAWS THROUGH BINDING ARBITRATION. THIS PROVISION IS INTENDED TO RESTRICT AN OWNER'S ABILITY TO LITIGATE SUCH DISPUTES. SEE "ARBITRATION".

    Please read this prospectus and the prospectus for each of the Funds carefully and retain copies for future reference. This prospectus must be accompanied or preceded by the current prospectus for each of the Funds.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1999

                              PROSPECTUS CONTENTS


                                                                                                                PAGE
                                                                                                                -----
DEFINITIONS................................................................................................           4
SUMMARY AND DIAGRAM OF THE POLICY..........................................................................           6
EXPENSE TABLES.............................................................................................           9
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS..............................          11
  Protective Life Insurance Company........................................................................          11
  Protective Variable Life Separate Account................................................................          11
  The Funds................................................................................................          11
    - The PIC Funds........................................................................................          12
    - The MFS Funds........................................................................................          12
    - The Oppenheimer Funds................................................................................          13
    - The Calvert Funds....................................................................................          13
    - The Van Eck Funds....................................................................................          13
  Other Investors in the Funds.............................................................................          14
  Addition, Deletion or Substitution of Investments........................................................          15
  Voting Rights............................................................................................          15
THE POLICY.................................................................................................          16
  Purchasing a Policy......................................................................................          16
  Cancellation Privilege...................................................................................          17
  Premiums.................................................................................................          17
    - Minimum Initial Premium..............................................................................          17
    - Additional Premiums..................................................................................          17
    - Premium Limitations..................................................................................          17
  Premium Allocations......................................................................................          18
  Policy Lapse and Reinstatement...........................................................................          18
    - Lapse................................................................................................          18
    - Reinstatement........................................................................................          18
CALCULATION OF POLICY VALUES...............................................................................          19
  Variable Account Value...................................................................................          19
  - Determination of Units.................................................................................          19
  - Determination of Unit Value............................................................................          19
  - Net Investment Factor..................................................................................          19
  Guaranteed Account Value.................................................................................          19
POLICY BENEFITS............................................................................................          20
  Transfers of Policy Values...............................................................................          20
    - General..............................................................................................          20
    - Telephone Transfers..................................................................................          20
    - Reservation of Rights................................................................................          20
    - Dollar Cost Averaging................................................................................          20
    - Portfolio Rebalancing................................................................................          21
  Surrender Privilege......................................................................................          21
  Withdrawal Privilege.....................................................................................          22
    - Withdrawals..........................................................................................          22
    - Annual Withdrawal Amounts............................................................................          22
    - Decreasing the Face Amount...........................................................................          22
  Policy Loans.............................................................................................          23
    - General..............................................................................................          23
    - Loan Collateral......................................................................................          23

                                                                                                                PAGE
                                                                                                                -----
    - Loan Repayment.......................................................................................          23
    - Interest.............................................................................................          23
    - Non-Payment of Policy Loan...........................................................................          24
    - Effect of a Policy Loan..............................................................................          24
  Death Benefit Proceeds...................................................................................          24
    - Calculation of Death Benefit Proceeds................................................................          24
    - Death Benefit........................................................................................          25
    - Increasing the Face Amount...........................................................................          25
  Settlement Options.......................................................................................          25
    - Minimum Amounts......................................................................................          26
    - Other Requirements...................................................................................          26
THE GUARANTEED ACCOUNT.....................................................................................          26
  The Guaranteed Account...................................................................................          26
  Interest Credited on Guaranteed Account..................................................................          26
  Guaranteed Account Value.................................................................................          27
  Payments from the Guaranteed Account.....................................................................          27
CHARGES AND DEDUCTIONS.....................................................................................          27
  Monthly Deductions.......................................................................................          27
    - Cost of Insurance Charge.............................................................................          27
    - Legal Considerations Relating to Sex - Distinct Premium Payments and Benefits........................          28
    - Monthly Policy Expense Charge........................................................................          28
    - Supplemental Rider Charges...........................................................................          28
    - Mortality and Expense Risk Charge....................................................................          28
  Annual Maintenance Fee...................................................................................          29
  Transfer Fee.............................................................................................          29
  Surrender Charge (Contingent Deferred Sales Charges) and Premium Tax Recovery Charge.....................          29
  Fund Expenses............................................................................................          30
EXCHANGE PRIVILEGE.........................................................................................          30
  Effect of the Exchange Offer.............................................................................          32
    - Tax Considerations...................................................................................          32
    - Sales Commissions....................................................................................          32
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS..........          32
OTHER POLICY BENEFITS AND PROVISIONS.......................................................................          38
  Limits on Rights to Contest the Policy...................................................................          38
    - Incontestability.....................................................................................          38
    - Suicide Exclusion....................................................................................          38
  Changes in the Policy or Benefits........................................................................          38
    - Misstatement of Age or Sex...........................................................................          38
    - Other Changes........................................................................................          38
  Suspension or Delay of Payments..........................................................................          38
  Reports to Policy Owners.................................................................................          38
  Assignment...............................................................................................          39
  Arbitration..............................................................................................          39
  Supplemental Riders and Endorsements.....................................................................          39
    Supplemental Riders....................................................................................          39
    - Comprehensive Long-Term Care Accelerated Death Benefit Rider.........................................          39
    - Tax Consequences of the ADBR.........................................................................          40
    - Amount of the Accelerated Death Benefit..............................................................          40
    - Conditions for Receipt of the Accelerated Death Benefit..............................................          40

                                                                                                                PAGE
                                                                                                                -----
    - Operation of the ADBR................................................................................          40
    - Effect on Existing Policy............................................................................          40
  Endorsements.............................................................................................          40
  Reinsurance..............................................................................................          40
USES OF THE POLICY.........................................................................................          41
TAX CONSIDERATIONS.........................................................................................          41
  Introduction.............................................................................................          41
  Tax Status of Protective Life............................................................................          41
  Taxation of Life Insurance Policies......................................................................          42
    - Tax Status of the Policy.............................................................................          42
      - Diversification Requirements.......................................................................          42
      - Ownership Treatment................................................................................          42
    Tax Treatment of Life Insurance Death Benefit Proceeds.................................................          43
    - Tax Deferral During Accumulation Period..............................................................          43
  Policies Which Are MEC's.................................................................................          43
      - Characterization of a Policy as a MEC..............................................................          43
      - Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs............................          43
      - Penalty Tax........................................................................................          44
      - Aggregation of Policies............................................................................          44
  Policies Which Are Not MEC's.............................................................................          44
      - Tax Treatment of Withdrawals Generally.............................................................          44
      - Certain Distributions Required by the Tax Law in the First 15 Policy Years.........................          44
      - Tax Treatment of Loans.............................................................................          44
  Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider............................          44
    - Actions to Ensure Compliance with the Tax Law........................................................          45
    - Other Considerations.................................................................................          45
  Disallowance of Interest Deductions......................................................................          45
  Federal Income Tax Withholding...........................................................................          45
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE...................................................          45
  Sale of the Policies.....................................................................................          45
  Corporate Purchasers.....................................................................................          46
  Protective Life Directors and Executive Officers.........................................................          46
  State Regulation.........................................................................................          47
  Additional Information...................................................................................          47
  Preparation for Year 2000................................................................................          47
  Experts..................................................................................................          49
  IMSA.....................................................................................................          49
  Legal Matters............................................................................................          50
  Financial Statements.....................................................................................          50
INDEX TO FINANCIAL STATEMENTS..............................................................................         F-1
APPENDICES
  A-Example of Death Benefit Computations..................................................................         A-1


    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                              DEFINITIONS OF TERMS

    "We," "us," "our," "Protective Life," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

ANNUAL WITHDRAWAL AMOUNT--The annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

ATTAINED AGE--The Insured's age as of the last birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

CANCELLATION PERIOD--Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

CASH VALUE--Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA FIXED ACCOUNT--Part of Protective Life's General Account. Only premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

DEATH BENEFIT--The amount of insurance provided under the Policy as determined by the Death Benefit Option. The amount payable on the death of the Insured will be the Death Benefit Proceeds.

DEATH BENEFIT PROCEEDS--The amount payable to the Beneficiary if the Insured dies while the Policy is in force and is equal to the Death Benefit plus any death benefit under any rider to the Policy less any Policy Debt and any liens for payments made under an accelerated death benefit rider less unpaid Monthly Deductions if the Insured dies during a grace period.

FACE AMOUNT--A dollar amount selected by the Owner and shown in the Policy.

FIXED ACCOUNT--Part of Protective Life's General Account to which Policy Value may be transferred or premiums allocated under a Policy.

FIXED ACCOUNT VALUE--The Policy Value in the Fixed Account.

FUND--A separate investment portfolio of an open-ended management investment company, or unit investment trust, in which a Sub-Account invests.

GUARANTEED ACCOUNT--The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rate guarantees.

GUARANTEED ACCOUNT VALUE--The Policy Value in the Fixed Account and the DCA Fixed Account.

HOME OFFICE--2801 Highway 280 South, Birmingham, Alabama 35223.

INITIAL FACE AMOUNT--The Face Amount on the Policy Effective Date.

INITIAL PREMIUM--The initial premium payment made by the Owner equal to 100% of the Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

INSURED--The person whose life is covered by the Policy.

ISSUE AGE--The Insured's age as of the last birthday on the Policy Effective
Date.

ISSUE DATE--The date the Policy is issued.

LAPSE--Termination of the Policy at the expiration of the grace period while the Insured is still living.

LOAN ACCOUNT--An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

MONTHLY ANNIVERSARY DAY--The same day in each month as the Policy Effective
Date.

MONTHLY DEDUCTIONS--The fees and charges deducted monthly based on the Policy Value and/ or Variable Account Value.

POLICY ANNIVERSARY--The same day and month in each Policy Year as the Policy Effective Date.

POLICY DEBT--The sum of all outstanding policy loans plus accrued interest.

POLICY EFFECTIVE DATE--The date shown in the Policy as of which coverage under the Policy begins.

POLICY VALUE--The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

POLICY YEAR--Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

PREFERRED LOAN--That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

SUB-ACCOUNT--A separate division of the Variable Account. Each Sub-Account invests in a corresponding Fund.

SUB-ACCOUNT VALUE--The Policy Value in a Sub-Account.

SURRENDER VALUE--The Cash Value minus any outstanding Policy Debt and any liens made under an accelerated death benefit rider.

VALUATION DAY--Each day the New York Stock Exchange and the Home Office are open for business except for a day a Sub-account's corresponding Fund does not value its shares.

VALUATION PERIOD--The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

VARIABLE ACCOUNT--Protective Variable Life Separate Account, a separate investment account of Protective Life to which Policy Value may be transferred or premiums allocated.

VARIABLE ACCOUNT VALUE--The sum of all Sub-Account Values.

                       SUMMARY AND DIAGRAM OF THE POLICY

    THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING POLICY DEBT.

    PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    COMPARISON WITH UNIVERSAL LIFE INSURANCE. The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account and/or the DCA Fixed Account, there is no guaranteed minimum Surrender Value. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. See "Policy Lapse and Reinstatement". If a Policy lapses while loans are outstanding certain amounts may become subject to income tax and a 10% penalty tax. See "Tax Considerations."

    DEATH BENEFIT OPTIONS. A level Death Benefit is available under the Policy. Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt and past due charges) as long as the Policy Value is sufficient to pay the Monthly Deduction to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    ILLUSTRATIONS. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on HYPOTHETICAL rates of return. THESE RATES ARE NOT GUARANTEED. They are illustrative only and SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    TAX CONSIDERATIONS. Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Except in certain cases described under "Tax Considerations" a Policy will be a "modified endowment contract" for federal tax law. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".


    CANCELLATION PRIVILEGE. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate premium payments to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Premium Allocations".)


    OWNER INQUIRIES. If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

    AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).


                               DIAGRAM OF POLICY

                   PREMIUM PAYMENTS
  - The Policy permits you to pay a large single premium and, subject to certain restrictions, additional premium. See page 18 for rules and limits.
  - The Policy's minimum Initial Premium is $10,000 subject to the Insured's age, sex and underwriting class, Face Amount selected, and any riders.
  - You direct the allocation of premium payments among 23 Sub-Accounts, the Fixed Account and the DCA Fixed Account. See page 18 for rules and limits on premium allocations.
  - The Sub-Accounts invest in corresponding Funds.
    See pages 11 through 15. Funds available are the PIC Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Funds and the Van Eck Funds (as defined below).
  - Interest is credited on amounts allocated to the Fixed Account and the DCA Fixed Account at a minimum guaranteed rate of 4%. See pages 20 and 21 for rules and limits on Fixed Account and the DCA Fixed Account allocations.




             DEDUCTIONS FROM POLICY VALUE
  - Monthly Deduction for cost of insurance, policy expense charges, mortality and expense risk charges and charges for any rider benefits. The monthly cost of insurance charges are currently equal to the lesser of (i) .054% multiplied by the Policy Value during Policy Years 1 through
    10 and .046% multiplied by the Policy Value in Policy Years 11 and thereafter, which is equivalent to an annual rate of .65% and .55%, respectively or (ii) the Guaranteed Maximum
    Monthly Cost of Insurance Rates per $1,000 of the Net Amount at Risk based on age, sex and underwriting class as identified on the Policy
    Specification Page. The Company reserves the right to charge the Guaranteed Maximum Monthly
    Cost of Insurance Rates in the future. Monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years. The current mortality and expense risk charge during Policy
    Years 1 through 10 is equal to .075% multiplied by the Variable Account Value. In Policy Years
    11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. This charge is not deducted from Fixed
    Account Value. See "Monthly Deductions" pages 27 and 28.

  - An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy
    Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.

                DEDUCTIONS FROM ASSETS
  - Investment advisory fees and Fund operating expenses are also deducted from the assets of each Fund.

                     POLICY VALUE

  - Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.

  - Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See
    "Calculation of Policy Value" page 20. There is no minimum guaranteed Policy Value. The Policy may lapse if the Policy Value is insufficient to cover the Monthly Deductions due. See pages 18 and 27 through 28.

  - Can be transferred from the DCA Fixed Account to the Sub-Accounts and the Fixed Account subject to certain restrictions and between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages
    20 and 21 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

  - Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

                         CASH BENEFITS
- Loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate (for loans other than Preferred Loans) of 6.0%. The portion of a loan equal to the amount, if any, by which the Surrender Value exceeds total Premium Payments made will be considered a preferred loan and will be charged an interest rate not to exceed 4.25%. See pages 23 and 24 for rules and limits.

- The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.5% of a premium paid is assessed on surrenders during the first 9 Policy Years following each premium payment. See "With-drawal Privilege" and "Surrender Charges (Contingent Deferred Sales Charge") pages 21 and 29 through 30.

- An Owner may request a withdrawal of the Surrender Value subject to certain restrictions. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge up to 2.5% of a premium payment will be assessed on amounts withdrawn in excess of the Annual Withdrawal Amount. See pages 22 through 23 and 29 through 30.

- A variety of settlement options are available. See pages 25 and 26.

                        DEATH BENEFITS

- Available as lump sum or under a variety of settlement options.

-  For most Policies, the minimum Face Amount of $10,000.

-  Death Benefit equal to the Face Amount. See pages 24 and 25.

- Flexibility to increase the Face Amount. See page 25 for rules and limits.

-  Supplemental riders may be available. See page 39 and 40.

                                 EXPENSE TABLES

    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 11-15.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES
  (AFTER REIMBURSEMENT AND AS PERCENTAGE OF AVERAGE NET ASSETS)

                                                                MANAGEMENT           OTHER             TOTAL ANNUAL
                                                                (ADVISORY)      EXPENSES AFTER         FUND EXPENSES
                                                                   FEES          REIMBURSEMENT    (AFTER REIMBURSEMENTS)
                                                              ---------------  -----------------  -----------------------
PROTECTIVE INVESTMENT COMPANY (PIC) (1)
  International Equity Fund.................................          1.10%             0.00%                 1.10%
  Small Cap Value Fund......................................          0.80%             0.00%                 0.80%
  Capital Growth Fund.......................................          0.80%             0.00%                 0.80%
  CORE U.S. Equity Fund.....................................          0.80%             0.00%                 0.80%
  Growth & Income Fund......................................          0.80%             0.00%                 0.80%
  Global Income Fund........................................          1.10%             0.00%                 1.10%
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
 (2)(3)
  New Discovery Series......................................          0.90%             0.27%                 1.17%
  Emerging Growth Series....................................          0.75%             0.10%                 0.85%
  Research Series...........................................          0.75%             0.11%                 0.86%
  Growth With Income Series.................................          0.75%             0.13%                 0.88%
  Utilities Series..........................................          0.75%             0.26%                 1.01%
  Total Return Series.......................................          0.75%             0.16%                 0.91%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Aggressive Growth Fund/VA.................................          0.69%             0.02%                 0.71%
  Global Securities Fund/VA.................................          0.68%             0.06%                 0.74%
  Capital Appreciation Fund/VA..............................          0.72%             0.03%                 0.75%
  Main Street Growth & Income Fund/VA.......................          0.74%             0.05%                 0.79%
  High Income Fund/VA.......................................          0.74%             0.04%                 0.78%
  Strategic Bond Fund/VA....................................          0.74%             0.06%                 0.80%
  Money Fund/VA.............................................          0.45%             0.05%                 0.50%
CALVERT VARIABLE SERIES, INC. (4)
  Social Small Cap Growth Portfolio.........................          1.00%             0.33%                 1.33%
  Social Balanced Portfolio.................................          0.70%             0.18%                 0.88%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund................................          1.00%             0.16%                 1.16%
  Worldwide Real Estate Fund (5)............................          0.00%             0.89%                 0.89%

------------------------

(1) The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1998 were:
    CORE U.S. Equity Fund 0.85%, Small Cap Value Fund 0.89%, International Equity Fund 1.39%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.28%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days notice to PIC, the investment manager has no present intention of doing so.

(2) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of these series during the current fiscal year. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1998 were 5.22%.

(3) Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series.

(4) The figures have been restated to reflect an increase in transfer agency expenses (the addition of 0.01%) for the Calvert Social Balanced Portfolio expected to be incurred in 1999. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated for the Calvert Social Balanced Portfolio) would be 0.86% for Calvert Social Balanced and 1.12% for Calvert Social Small Cap Growth.

(5) Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to waive its management fees and assume all expenses of the fund except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1998 to February 28, 1998. The Adviser also agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period March 1, 1998 to December 31, 1998. For the year ended December 31, 1998, the Adviser assumed expenses in the amount of $49,729. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1998, the Adviser owned 39% of the outstanding shares of beneficial interest of the Fund.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1998 to December 31, 1998. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

                   GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
                       THE VARIABLE ACCOUNT AND THE FUNDS

PROTECTIVE LIFE INSURANCE COMPANY

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1998, Protective Life had total assets of approximately $11.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $12.0 billion at December 31, 1998.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies and other variable life insurance policies issued by Protective Life). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

    Currently, twenty-three Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global
Securities: Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate.

THE FUNDS

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. (formerly, Investment Distributions Advisory Services, Inc.) and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS-Registered Trademark- Variable Insurance Trust-SM- (the "MFS Funds") managed by MFS Investment Management; or Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust (the "Van Eck Funds") managed by Van Eck Associates Corporation. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies,
(3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

PROTECTIVE INVESTMENT COMPANY (PIC)

    INTERNATIONAL EQUITY FUND. This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing substantially all, and at least 65% of total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

    SMALL CAP VALUE FUND. This Fund seeks long-term capital growth. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    CAPITAL GROWTH FUND. This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

    CORE U.S. EQUITY FUND. This Fund seeks a total return consisting of capital appreciation plus dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

    GROWTH AND INCOME FUND. This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities having favorable prospects of capital appreciation and/or dividend paying ability.

    GLOBAL INCOME FUND. This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-

    NEW DISCOVERY SERIES.  This Fund seeks to provide capital appreciation.

    EMERGING GROWTH SERIES. This Fund seeks to provide long-term growth of capital.

    RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

    GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

    UTILITIES SERIES. This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

    TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

    AGGRESSIVE GROWTH FUND/VA. This Fund seeks to achieve long-term capital appreciation by investing in "growth-type" companies.

    GLOBAL SECURITIES FUND/VA. This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

    CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

    MAIN STREET GROWTH & INCOME FUND/VA. This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

    HIGH INCOME FUND/VA. This Fund seeks a high level of current income from investment in high yield fixed-income securities.

    STRATEGIC BOND FUND/VA. This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

    MONEY FUND/VA. This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. AN INVESTMENT IN THE MONEY FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CALVERT VARIABLE SERIES, INC.

    SOCIAL SMALL CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing in the equity securities of companies that have small market capitalization.

    SOCIAL BALANCED PORTFOLIO. This Fund seeks to achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social criteria established for the Fund.

VAN ECK WORLDWIDE INSURANCE TRUST

    WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    -  (i) precious metals,

    -  (ii) natural resources,

    - (iii) real estate; and

    - (iv) commodities.

    WORLDWIDE REAL ESTATE FUND. This Fund seeks a high return by investing in equity securities of companies that own real estate or that principally do business in real estate.

    THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

    MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, THE EXPENSES OF THE FUNDS, THE RISKS OF INVESTING IN THE FUNDS AND OTHER ASPECTS OF THEIR OPERATIONS CAN BE FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PREMIUMS OR TRANSFERS AMONG THE SUB-ACCOUNTS.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If the participation agreement relating to the Fund terminates, the Variable Account would not be able to purchase additional shares of a Fund. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

OTHER INVESTORS IN THE FUNDS

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary, Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that the PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

    Shares of the Oppenheimer Funds, MFS Funds, Calvert Funds and Van Eck Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the OppenheimerFunds, MFS Funds, Calvert Funds and Van Eck Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s).

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s); the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

VOTING RIGHTS

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account.

determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

                                   THE POLICY

PURCHASING A POLICY

    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). See "Premiums," below. Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. If an application for a Policy is rejected, any Initial Premium will be returned to the applicant. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (I.E., on a higher premium class basis due to increased risk factors). A POLICY IS ISSUED AFTER PROTECTIVE LIFE APPROVES THE APPLICATION. PREMIUM IS NOT A REQUIREMENT TO ISSUE A POLICY. PREMIUM MAY BE COLLECTED AT THE TIME OF POLICY DELIVERY.

    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy to the Owner may not exceed $500,000 plus the amount of any Initial Premium paid (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

CANCELLATION PRIVILEGE

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

    (1) 10 days after you receive your Policy,

    (2) 45 days after you sign your application, or

    (3) 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

    (1) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

    (2) Fixed Account Value determined as of the date the returned Policy is received, and

    (3) Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

PREMIUMS

    MINIMUM INITIAL PREMIUM. The minimum Initial Premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium required for the coverage you desire.

    ADDITIONAL PREMIUMS. After the first Policy Anniversary, Protective Life will accept, subject to the limitations described below, additional premium payments. Protective Life reserves the right to apply all additional premium payments as repayments of Policy Debt, if any.

    PREMIUM LIMITATIONS. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Unless otherwise determined by Protective Life, additional premium payments must be at least $10,000 and must be received at the Home Office. See "Premium Allocations". Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium paid that exceeds such limitations with interest to the extent required by the Code.

PREMIUM ALLOCATIONS


    Owners must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The minimum percentage that may be allocated to any Sub-Account or to the Fixed Account is 10% of premium payments and the sum of allocations must add up to 100%.


    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your Initial Premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

    Additional premiums not requiring additional underwriting will be credited to the Policy and the premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in Face Amount may be allocated to the Oppenheimer Money Fund Sub-Account or the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account attributable to the resulting premium will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Unlike a conventional life insurance policy, whether a Policy lapses depends on whether its Policy Value is sufficient to cover the Monthly Deductions (See "Monthly Deductions"). If the Policy Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value.


    In the event of a Policy default, the Owner has a 61-day grace period to make a premium payment sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.


    REINSTATEMENT. An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living,
(3) the Owner pays Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest at a rate not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability,
(5) the Owner repays or reinstates any Policy Debt which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

                          CALCULATION OF POLICY VALUES

VARIABLE ACCOUNT VALUE

    THE VARIABLE ACCOUNT VALUE REFLECTS THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS TO WHICH IT IS ALLOCATED, ANY PREMIUM ALLOCATED TO THE SUB-ACCOUNTS, TRANSFERS IN OR OUT OF THE SUB-ACCOUNTS, OR ANY WITHDRAWALS OF VARIABLE ACCOUNT VALUE AND MONTHLY DEDUCTIONS FROM VARIABLE ACCOUNT VALUE. THERE IS NO GUARANTEED MINIMUM VARIABLE ACCOUNT VALUE. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

    DETERMINATION OF UNITS. For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

    DETERMINATION OF UNIT VALUE. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

    NET INVESTMENT FACTOR. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

        (1) is the result of:

           a. the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

           b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

           c. a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

        (2) is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

GUARANTEED ACCOUNT VALUE

    The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to either the Fixed Account or the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account or the DCA Fixed Account, less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Fixed Accounts," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

                                POLICY BENEFITS

TRANSFERS OF POLICY VALUES

    GENERAL. Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer amounts in a Sub-Account to other Sub-Accounts and/or the Fixed Account or subject to certain restrictions, amounts from the Fixed Account and the DCA Fixed Account to a SubAccount. Transfers (including telephone transfers -- described below) are processed as of the end of the Valuation Period during which a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire Policy Value in any Sub-Account or the Fixed Account or the DCA Fixed Account from which the transfer is made. If, after the transfer, the Policy Value remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee which will not exceed $25. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Policy Year is the greater of (1) $2,500 or (2) 25% of the Fixed Account Value. No transfers may be made into the DCA Fixed Account.

    TELEPHONE TRANSFERS. Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will send you a confirmation of all instructions communicated by telephone to determine if they are genuine. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    RESERVATION OF RIGHTS. Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.


    DOLLAR-COST AVERAGING. If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by written notice to the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from the DCA Fixed Account or any other allocation option to any allocation option (except that no transfers may be made to the DCA Fixed Account). This is known as the dollar-cost averaging method of investment. By transferring equal amounts of Policy Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.


    You may generally elect dollar cost averaging for periods of at least 12 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. In the DCA Fixed, dollar cost averaging must be elected immediately. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. At least $100 must be transferred each month or each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the value in the source Fund is depleted,
(3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, all Policy Value remaining in the DCA Fixed Account will be transferred to the Fixed Account.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering or place restrictions on automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    PORTFOLIO REBALANCING. At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on the Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. Portfolio Rebalancing transfers do not count as one of the 12 free transfers available during any Contract Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.

SURRENDER PRIVILEGE

    At any time while the Policy is in force and while the Insured is still living, the Owner may surrender the Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender is received at the Home Office, the Policy and any other required documents are received by Protective Life. A surrender charge and premium tax recovery charge may apply. See ("Surrender Charge and Premium Tax Recovery Charge".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within seven calendar days. See ("Suspension or Delay of Payments" and "Payments from the Guaranteed Account".) A Policy terminates upon surrender. A surrender will have tax consequences. (See "Tax Considerations.")

WITHDRAWAL PRIVILEGE


    At any time while the Policy is in force and prior to the Insured's death, an Owner, by written notice received at the Home Office, may request a withdrawal of Surrender Value subject to certain restrictions described below. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the Valuation Day we receive the written notice. A withdrawal will have tax consequences. (See "Tax Considerations.")


    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of Units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not so specify, or if the amount in the designated account(s) is insufficient to carry out the request, the withdrawal will be made from each Sub-Account, the Fixed Account and the DCA Fixed Account based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account". The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount.

    WITHDRAWALS. At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of the Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. Protective Life will withdraw the amount requested from the Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds Premium Payments made.

    ANNUAL WITHDRAWAL AMOUNTS. The Annual Withdrawal Amount is the annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

           (a) an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

           (b) the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

    In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

    DECREASING THE FACE AMOUNT. In the event a withdrawal is requested Protective Life will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life.

    The proportionate face amount decrease will be determined by the following formula:

                                 F X (P - W)/P

Where:     F =        Current Face Amount
           P =        Policy Value
           W =        Withdrawal Amount (including any applicable charges)

POLICY LOANS

    GENERAL. At any time while the Policy is in force and while the Insured is still living, an Owner may borrow $500 or more from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office and the maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".)

    LOAN COLLATERAL. When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner(s) can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value of each of the Sub-Account(s) and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or DCA Fixed Account bears to the total unloaned Policy Value.

    LOAN REPAYMENT. You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account in the same manner as Premium Payments are allocated.

    INTEREST. Except in the case of a Preferred Loan, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. Protective Life will notify the Owner of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt. If the Surrender Value exceeds the total of all Premium Payments made, a Preferred Loan will be available. The amount of such Preferred Loan is the amount by which the Surrender Value exceeds total premiums paid.

The Preferred Loan portion of the outstanding Policy Debt will be charged interest at a rate not to exceed 4.25%. The portion of loan that qualifies as a Preferred Loan is determined as of the date a request for a loan is received at the Home Office and on each Policy Anniversary.

    The Loan Account is credited with interest at an effective annual rate of at least 4%. Thus, the maximum net cost of a loan is 2.0% per year for the non-preferred portion, and 0.25% for the preferred portion of the loan, if any (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

    NON-PAYMENT OF POLICY LOAN. If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.

    If the Loan Account Value exceeds the Cash Value (i.e., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, the Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 31-day grace period to submit a sufficient payment to avoid a lapse (i.e., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.

    EFFECT OF A POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit Proceeds and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

DEATH BENEFIT PROCEEDS

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option (see "Settlement Options").

    CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit Proceeds are equal to the Death Benefit (as described below), plus any supplemental rider benefits, minus any Policy Debt on that date and any liens for payments made under an accelerated death benefit rider and, if the Insured died during a grace period, minus any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

    If part or all of the Death Benefit Proceeds are paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    DEATH BENEFIT. The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

    INCREASING THE FACE AMOUNT. On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount.


    For any increase in the Face Amount the additional premium must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. (See "Premium Payments Upon Increase in Face Amount".) The increase in Face Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved and the additional required minimum premium payment is received. The Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. (See "Premium Payments Upon Increase in Face Amount".)


    An increase in Face Amount may be cancelled by the Owner in accordance with the Policy's cancellation privilege provisions, which also apply to increases in Face Amount. In such case, the amount refunded will be calculated in accordance with such provisions described above. (See "Cancellation Privilege".)

SETTLEMENT OPTIONS

    The Policy offers a variety of ways of receiving proceeds payable under the Death Benefit and surrender provisions of a Policy, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    OPTION 1--PAYMENT FOR A FIXED PERIOD. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    OPTION 2--LIFE INCOME WITH PAYMENTS FOR A GUARANTEED PERIOD. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    OPTION 3--INTEREST INCOME. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    OPTION 4--PAYMENTS FOR A FIXED AMOUNT. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    MINIMUM AMOUNTS. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    OTHER REQUIREMENTS. Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect payment options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date of the Insured's death. The effective date of an option applied to Surrender Value is the date as of which the withdrawal or surrender is executed.

    If Protective Life has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

                             THE GUARANTEED ACCOUNT

    THE INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN, AND ARE NOT REQUIRED TO BE, REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THE GUARANTEED ACCOUNT NOR OTHER COMPONENTS OF THE COMPANY'S GENERAL ACCOUNT HAVE BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT, THE COMPANY'S GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

THE GUARANTEED ACCOUNT

    The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Both are part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective Life. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

INTEREST CREDITED ON GUARANTEED ACCOUNT

    Protective Life guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective Life at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a premium payment or amount transferred, (I.E., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account or the DCA Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. Because Protective Life anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account and the DCA Fixed Account.

GUARANTEED ACCOUNT VALUE

    The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective Life, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

PAYMENTS FROM THE GUARANTEED ACCOUNT

    Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

                             CHARGES AND DEDUCTIONS

MONTHLY DEDUCTIONS

    As of the Policy Effective Date, Protective Life will deduct the Monthly Deductions from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deductions consist of (1) cost of insurance charges ("cost of insurance charge"), (2) policy expense charge (the "policy expense charge"), (3) mortality and expense risk charge (the "Mortality and Expense Risk Charge") and (4) any charges for supplemental riders, as described below. The Monthly Deductions are deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value in each.

    COST OF INSURANCE CHARGE. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The current charge may depend on a number of variables and therefore may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the monthly cost of insurance rate for the Insured by the Policy Value under the Policy for that Monthly Anniversary Day.

    The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the policy) per $1,000 times the net amount at risk.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Face Amount. If the rate class for the increase has a higher cost of insurance rate than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Last Birthdate, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables.

    LEGAL CONSIDERATIONS RELATING TO SEX--DISTINCT PREMIUM PAYMENTS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    MONTHLY POLICY EXPENSE CHARGE. This charge generates revenues that cover all of Protective Life's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

    SUPPLEMENTAL RIDER CHARGES.  See "Supplemental Riders and Endorsements".

    MORTALITY AND EXPENSE RISK CHARGE. This charge compensates Protective Life for the mortality risk it assumes which is that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted in all Policy Years is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. The Company reserves the right to charge less than the maximum charge. Accordingly, during Policy Years 1 through 10, the monthly Mortality and Expense Risk Charge is .075% and in Policy Years 11 and thereafter, the monthly mortality and expense risk charge is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.

ANNUAL MAINTENANCE FEE

    Protective Life deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee as of a Policy Anniversary, if the Policy Value equals or exceeds $50,000.

TRANSFER FEE

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE) AND PREMIUM TAX RECOVERY
  CHARGE

    If the Policy is surrendered, or if the Policy lapses, or if a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner, through the first nine Policy Years following each premium payment, a surrender charge and a premium tax recovery charge will be deducted. The surrender charge, which is a contingent deferred sales charge, and premium tax recovery charge, is deducted before any Surrender Value or withdrawal is paid. See "Withdrawal Privilege" for rules for allocating the deduction.

    The surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender, lapse or withdrawal of such premium occurs, multiplied by the amount of such premium payment.

    The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis.

     POLICY YEAR               SURRENDER CHARGE                POLICY YEAR         PREMIUM TAX RECOVERY CHARGE
      FOLLOWING             AS A PERCENTAGE OF EACH             FOLLOWING            AS A PERCENTAGE OF EACH
   PREMIUM PAYMENT         PREMIUM PAYMENT WITHDRAWN         PREMIUM PAYMENT        PREMIUM PAYMENT WITHDRAWN
---------------------  ---------------------------------  ---------------------  -------------------------------
              1                            9%                           1                        2.50%
              2                            8%                           2                        2.25%
              3                            7%                           3                        2.00%
              4                            6%                           4                        1.75%
              5                            5%                           5                        1.50%
              6                            4%                           6                        1.25%
              7                            3%                           7                        1.00%
              8                            2%                           8                         .75%
              9                            1%                           9                         .50%
             10+                           0%                          10+                          0

    After the 10th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

    The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective Life on each premium.

FUND EXPENSES

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for each of the Funds.

EXCHANGE PRIVILEGE

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4 1/2 percent) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.

                                        EXISTING LIFE POLICY                     POLICY

State and Local Premium Tax       None                              Deducted as part of Monthly
                                                                    Deductions

Federal Tax Charge                None                              Deducted as part of Monthly
                                                                    Deductions

Front End Sales Charges/Premium   Ranges from 0% to 12% of premium  None
  Expense Charge                  payments in all policy years.
                                  The premium expense charge can
                                  vary by age.

Administrative Fees               Ranges from $4 to $5 monthly.     Deducted as part of Monthly
                                                                    Deductions

Withdrawal Charges                $25                               None

Monthly Deductions                A monthly deduction consisting    A monthly deduction consisting
                                  of: (1) cost of insurance         of: (1) cost of insurance
                                  charges (2) administrative fees   currently equal to the lesser of
                                  (3) any charges for supplemental  (x) .054% multiplied by the
                                  riders. (applies to Existing      Policy Value in Policy Years 1
                                  Life Policies which are           through 10 and .046% multiplied
                                  universal life plans)             by the Policy Value in Policy
                                                                    Year 11 and thereafter or (y)
                                                                    the maximum monthly cost of
                                                                    insurance charges guaranteed in
                                                                    the Policy, (2) policy expense
                                                                    charges (sales and
                                                                    administrative expenses) equal
                                                                    to .058% multiplied by the
                                                                    Policy Value, which is the
                                                                    equivalent of an annual rate of
                                                                    .70%, (3) mortality and expense
                                                                    charges equal to .075%
                                                                    multiplied by the Variable
                                                                    Account Value, which is
                                                                    equivalent to annual rate of
                                                                    .90% of such amount during
                                                                    Policy Years 1-10; in all Policy
                                                                    Years thereafter this charge is
                                                                    currently equal to .042%
                                                                    multiplied by the Variable
                                                                    Account Value, which is
                                                                    equivalent to an annual rate of
                                                                    .50% of such amount and (4) any
                                                                    charges for supplemental riders.

Annual Maintenance Fee            None                              $35 deducted from the Policy
                                                                    Value on each Policy Anniversary
                                                                    (currently waived if Policy
                                                                    Value is equal to or greater
                                                                    than $50,000)

Surrender Charges                 Surrender charges vary by policy  A declining deferred sales
                                  type and are incurred during a    charge of up to 9% and a
                                  surrender charge period which     declining premium tax recovery
                                  ranges from 0 years up to 19      charge of up to 2.50% of each
                                  years.                            premium payment is assessed on
                                                                    surrender charges during the
                                                                    first 9 Policy Years following
                                                                    each premium.

Guaranteed Interest Rate          Ranges from 4% to 5%.             Guaranteed account only 4%.

EFFECT OF THE EXCHANGE OFFER

    1. This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.


    2. If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.


    3. The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    TAX MATTERS. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. IT MAY NOT BE ADVANTAGEOUS TO EXCHANGE AN EXISTING LIFE POLICY FOR A POLICY (OR TO SURRENDER IN FULL OR IN PART AN EXISTING LIFE POLICY AND USE THE SURRENDER OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences.

    IF YOU SURRENDER YOUR EXISTING LIFE POLICY IN WHOLE OR IN PART AND AFTER RECEIPT OF THE PROCEEDS YOU USE THE SURRENDER PROCEEDS OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY IT WILL NOT BE TREATED AS A NON-TAXABLE EXCHANGE. THE SURRENDER PROCEEDS WILL GENERALLY BE INCLUDIBLE IN INCOME.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    SALES COMMISSIONS. Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

               ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
                DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if a single premium were paid with the application and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Initial Premium accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Initial Premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account or the DCA Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.89% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11+ is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.79%, 4.21% and 10.21%, respectively and for Policy Years 11 and thereafter of -1.39%, 4.61% and 10.61% respectively.

    The illustrations also reflect the deduction of the monthly policy expense charge, annual maintenance fee and the monthly cost of insurance charge for the hypothetical Insured. The surrender charge and premium tax recovery charge are reflected in the column "Cash Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental riders.

    The illustrations are based on Protective Life's sex distinct rates for non-smokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

MALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 24,208.14
                     USING CURRENT COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL              12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -----------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH   POLICY   SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT   VALUE     VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  -------  ---------  ---------
46      1       25,419    23,459   20,675    100,000   24,880    22,096   100,000   26,300    23,516     100,000
47      2       26,689    22,699   20,218    100,000   25,535    23,054   100,000   28,538    26,056     100,000
48      3       28,024    21,962   19,784    100,000   26,209    24,030   100,000   30,969    28,790     100,000
49      4       29,425    21,248   19,372    100,000   26,901    25,025   100,000   33,610    31,734     100,000
50      5       30,896    20,557   18,983    100,000   27,613    26,039   100,000   36,480    34,907     100,000
51      6       32,441    19,886   18,615    100,000   28,344    27,073   100,000   39,598    38,327     100,000
52      7       34,063    19,236   18,268    100,000   29,096    28,128   100,000   42,985    42,017     100,000
53      8       35,766    18,607   17,941    100,000   29,868    29,203   100,000   46,665    45,999     100,000
54      9       37,555    17,996   17,633    100,000   30,662    30,299   100,000   50,698    50,335     100,000
55     10       39,433    17,405   17,405    100,000   31,479    31,479   100,000   55,083    55,083     100,000
56     11       41,404    16,915   16,915    100,000   32,477    32,477   100,000   60,139    60,139     100,000
57     12       43,474    16,438   16,438    100,000   33,508    33,508   100,000   65,675    65,675     100,000
58     13       45,648    15,974   15,974    100,000   34,573    34,573   100,000   71,771    71,771     100,000
59     14       47,930    15,522   15,522    100,000   35,674    35,674   100,000   78,466    78,466     105,144
60     15       50,327    15,081   15,081    100,000   36,810    36,810   100,000   85,791    85,791     111,529
61     16       52,843    14,652   14,652    100,000   37,983    37,983   100,000   93,811    93,811     120,078
62     17       55,486    14,234   14,234    100,000   39,195    39,195   100,000  102,567   102,567     129,235
63     18       58,260    13,827   13,827    100,000   40,447    40,447   100,000  112,128   112,128     139,039
64     19       61,173    13,431   13,431    100,000   41,740    41,740   100,000  122,566   122,566     149,531
65     20       64,231    13,045   13,045    100,000   43,076    43,076   100,000  133,966   133,966     160,759
66     21       67,443    12,669   12,669    100,000   44,455    44,455   100,000  146,420   146,420     174,240
67     22       70,815    12,303   12,303    100,000   45,880    45,880   100,000  159,996   159,996     188,795
68     23       74,356    11,947   11,947    100,000   47,351    47,351   100,000  174,793   174,793     204,508
69     24       78,074    11,600   11,600    100,000   48,871    48,871   100,000  190,921   190,921     221,469
70     25       81,977    11,262   11,262    100,000   50,475    50,475   100,000  208,497   208,497     239,772
71     26       86,076    10,933   10,933    100,000   52,132    52,132   100,000  227,637   227,637     257,230
72     27       90,380    10,612   10,612    100,000   53,844    53,844   100,000  248,589   248,589     275,934
73     28       94,899    10,300   10,300    100,000   55,612    55,612   100,000  271,562   271,562     296,003
74     29       99,644    9,996     9,996    100,000   57,438    57,438   100,000  296,788   296,788     317,563
75     30      104,626    9,699     9,699    100,000   59,323    59,323   100,000  324,553   324,553     340,780
76     31      109,857    9,411     9,411    100,000   61,271    61,271   100,000  355,204   355,204     372,964
77     32      115,350    9,130     9,130    100,000   63,283    63,283   100,000  388,624   388,624     408,055
78     33      121,118    8,857     8,857    100,000   65,360    65,360   100,000  425,044   425,044     446,297
79     34      127,174    8,590     8,590    100,000   67,506    67,506   100,000  464,714   464,714     487,949
80     35      133,532    8,331     8,331    100,000   69,723    69,723   100,000  507,890   507,890     533,285
81     36      140,209    8,078     8,078    100,000   72,012    72,012   100,000  554,844   554,844     582,586
82     37      147,220    7,832     7,832    100,000   74,376    74,376   100,000  605,849   605,849     636,142
83     38      154,581    7,592     7,592    100,000   76,818    76,818   100,000  661,460   661,460     694,533
84     39      162,310    7,359     7,359    100,000   79,340    79,340   100,000  722,174   722,174     758,283
85     40      170,425    7,132     7,132    100,000   81,945    81,945   100,000  788,462   788,462     827,885
86     41      178,946    6,910     6,910    100,000   84,636    84,636   100,000  860,834   860,834     903,876
87     42      187,894    6,695     6,695    100,000   87,414    87,414   100,000  939,850   939,850     986,842
88     43      197,288    6,485     6,485    100,000   90,284    90,284   100,000  1,026,118 1,026,118 1,077,424
89     44      207,153    6,281     6,281    100,000   93,249    93,249   100,000  1,120,304 1,120,304 1,176,319
90     45      217,510    6,081     6,081    100,000   96,310    96,310   101,126  1,223,136 1,223,136 1,284,293
91     46      228,386    5,888     5,888    100,000   99,472    99,472   103,451  1,335,406 1,335,406 1,388,823
92     47      239,805    5,699     5,699    100,000  102,738   102,738   105,820  1,457,982 1,457,982 1,501,722
93     48      251,795    5,515     5,515    100,000  106,111   106,111   108,233  1,591,809 1,591,809 1,623,645
94     49      264,385    5,336     5,336    100,000  109,595   109,595   110,691  1,737,920 1,737,920 1,755,299
95     50      277,604    5,161     5,161    100,000  113,460   113,460   113,460  1,901,912 1,901,912 1,901,912
96     51      291,485    4,991     4,991    100,000  117,835   117,835   117,835  2,087,995 2,087,995 2,087,995
97     52      306,059    4,826     4,826    100,000  122,378   122,378   122,378  2,292,284 2,292,284 2,292,284
98     53      321,362    4,665     4,665    100,000  127,096   127,096   127,096  2,516,561 2,516,561 2,516,561
99     54      337,430    4,508     4,508    100,000  131,996   131,996   131,996  2,762,781 2,762,781 2,762,781
100    55      354,301    4,355     4,355    100,000  137,086   137,086   137,086  3,033,092 3,033,092 3,033,092

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5) Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

MALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 24,208.14
                    USING GUARANTEED COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL               12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -------------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH    POLICY    SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  ---------  ---------  ---------
46      1       25,419    23,353   20,569    100,000  24,777    21,993    100,000     26,200    23,416     100,000
47      2       26,689    22,461   19,980    100,000  25,311    22,830    100,000     28,331    25,849     100,000
48      3       28,024    21,564   19,386    100,000  25,844    23,665    100,000     30,647    28,468     100,000
49      4       29,425    20,661   18,784    100,000  26,371    24,495    100,000     33,166    31,289     100,000
50      5       30,896    19,747   18,173    100,000  26,893    25,320    100,000     35,907    34,334     100,000
51      6       32,441    18,819   17,548    100,000  27,405    26,134    100,000     38,893    37,622     100,000
52      7       34,063    17,871   16,902    100,000  27,902    26,934    100,000     42,145    41,176     100,000
53      8       35,766    16,897   16,231    100,000  28,380    27,714    100,000     45,689    45,023     100,000
54      9       37,555    15,890   15,527    100,000  28,833    28,469    100,000     49,554    49,191     100,000
55     10       39,433    14,844   14,844    100,000  29,254    29,254    100,000     53,809    53,809     100,000
56     11       41,404    13,750   13,750    100,000  29,637    29,637    100,000     58,461    58,461     100,000
57     12       43,474    12,603   12,603    100,000  29,977    29,977    100,000     63,556    63,556     100,000
58     13       45,648    11,396   11,396    100,000  30,268    30,268    100,000     69,146    69,146     100,000
59     14       47,930    10,119   10,119    100,000  30,502    30,502    100,000     75,282    75,282     100,878
60     15       50,327    8,761     8,761    100,000  30,668    30,668    100,000     81,984    81,984     106,579
61     16       52,843    7,306     7,306    100,000  30,754    30,754    100,000     89,293    89,293     114,295
62     17       55,486    5,741     5,741    100,000  30,746    30,746    100,000     97,241    97,241     122,524
63     18       58,260    4,042     4,042    100,000  30,625    30,625    100,000    105,885   105,885     131,297
64     19       61,173    2,183     2,183    100,000  30,369    30,369    100,000    115,284   115,284     140,646
65     20       64,231      141       141    100,000  29,956    29,956    100,000    125,507   125,507     150,609
66     21       67,443        *         *         *   29,363    29,363    100,000    136,632   136,632     162,593
67     22       70,815        *         *         *   28,561    28,561    100,000    148,710   148,710     175,477
68     23       74,356        *         *         *   27,523    27,523    100,000    161,820   161,820     189,329
69     24       78,074        *         *         *   26,212    26,212    100,000    176,051   176,051     204,219
70     25       81,977        *         *         *   24,577    24,577    100,000    191,497   191,497     220,222
71     26       86,076        *         *         *   22,533    22,533    100,000    208,249   208,249     235,322
72     27       90,380        *         *         *   20,015    20,015    100,000    226,516   226,516     251,433
73     28       94,899        *         *         *   16,941    16,941    100,000    246,470   246,470     268,653
74     29       99,644        *         *         *   13,157    13,157    100,000    268,299   268,299     287,079
75     30      104,626        *         *         *    8,512     8,512    100,000    292,237   292,237     306,849
76     31      109,857        *         *         *    2,831     2,831    100,000    318,570   318,570     334,498
77     32      115,350        *         *         *        *         *         *     347,164   347,164     364,522
78     33      121,118        *         *         *        *         *         *     378,196   378,196     397,106
79     34      127,174        *         *         *        *         *         *     411,857   411,857     432,449
80     35      133,532        *         *         *        *         *         *     448,341   448,341     470,758
81     36      140,209        *         *         *        *         *         *     487,850   487,850     512,242
82     37      147,220        *         *         *        *         *         *     530,588   530,588     557,118
83     38      154,581        *         *         *        *         *         *     576,760   576,760     605,598
84     39      162,310        *         *         *        *         *         *     626,576   626,576     657,905
85     40      170,425        *         *         *        *         *         *     680,255   680,255     714,267
86     41      178,946        *         *         *        *         *         *     738,031   738,031     774,932
87     42      187,894        *         *         *        *         *         *     800,150   800,150     840,157
88     43      197,288        *         *         *        *         *         *     866,874   866,874     910,217
89     44      207,153        *         *         *        *         *         *     938,476   938,476     985,400
90     45      217,510        *         *         *        *         *         *   1,015,228  1,015,228  1,065,989
91     46      228,386        *         *         *        *         *         *   1,097,394  1,097,394  1,141,290
92     47      239,805        *         *         *        *         *         *   1,188,160  1,188,160  1,223,805
93     48      251,795        *         *         *        *         *         *   1,288,914  1,288,914  1,314,692
94     49      264,385        *         *         *        *         *         *   1,401,326  1,401,326  1,415,340
95     50      277,604        *         *         *        *         *         *   1,527,488  1,527,488  1,527,488
96     51      291,485        *         *         *        *         *         *   1,670,302  1,670,302  1,670,302
97     52      306,059        *         *         *        *         *         *   1,826,468  1,826,468  1,826,468
98     53      321,362        *         *         *        *         *         *   1,997,236  1,997,236  1,997,236
99     54      337,430        *         *         *        *         *         *   2,183,970  2,183,970  2,183,970
100    55      354,301        *         *         *        *         *         *   2,388,162  2,388,162  2,388,162

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1) Assumes that no Policy loans have been made.
(2) Guaranteed values reflect applicable monthly policy expense charges, equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to 0.90% of such amount during all Policy Years.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5) Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 20,943.63
                     USING CURRENT COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL               12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -------------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH    POLICY    SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  ---------  ---------  ---------
46      1       21,991    20,296   17,887    100,000   21,524    19,116   100,000     22,753    20,345     100,000
47      2       23,090    19,633   17,487    100,000   22,087    19,940   100,000     24,685    22,538     100,000
48      3       24,245    18,991   17,106    100,000   22,665    20,780   100,000     26,783    24,898     100,000
49      4       25,457    18,369   16,746    100,000   23,259    21,636   100,000     29,063    27,439     100,000
50      5       26,730    17,766   16,405    100,000   23,869    22,508   100,000     31,539    30,178     100,000
51      6       28,066    17,182   16,083    100,000   24,497    23,397   100,000     34,230    33,130     100,000
52      7       29,470    16,616   15,778    100,000   25,142    24,304   100,000     37,153    36,315     100,000
53      8       30,943    16,067   15,491    100,000   25,805    25,229   100,000     40,329    39,753     100,000
54      9       32,490    15,536   15,221    100,000   26,486    26,172   100,000     43,779    43,465     100,000
55     10       34,115    15,020   15,020    100,000   27,186    27,186   100,000     47,528    47,528     100,000
56     11       35,821    14,593   14,593    100,000   28,044    28,044   100,000     51,891    51,891     100,000
57     12       37,612    14,177   14,177    100,000   28,929    28,929   100,000     56,656    56,656     100,000
58     13       39,492    13,771   13,771    100,000   29,844    29,844   100,000     61,887    61,887     100,000
59     14       41,467    13,377   13,377    100,000   30,789    30,789   100,000     67,656    67,656     100,000
60     15       43,540    12,992   12,992    100,000   31,765    31,765   100,000     74,022    74,022     100,000
61     16       45,717    12,618   12,618    100,000   32,773    32,773   100,000     81,041    81,041     103,733
62     17       48,003    12,253   12,253    100,000   33,814    33,814   100,000     88,733    88,733     111,803
63     18       50,403    11,898   11,898    100,000   34,889    34,889   100,000     97,149    97,149     120,465
64     19       52,924    11,552   11,552    100,000   35,999    35,999   100,000    106,358   106,358     129,756
65     20       55,570    11,215   11,215    100,000   37,146    37,146   100,000    116,433   116,433     139,720
66     21       58,348    10,887   10,887    100,000   38,331    38,331   100,000    127,462   127,462     151,679
67     22       61,266    10,568   10,568    100,000   39,555    39,555   100,000    139,517   139,517     164,630
68     23       64,329    10,257   10,257    100,000   40,818    40,818   100,000    152,696   152,696     178,654
69     24       67,545    9,954     9,954    100,000   42,123    42,123   100,000    167,106   167,106     193,843
70     25       70,923    9,659     9,659    100,000   43,471    43,471   100,000    182,861   182,861     210,290
71     26       74,469    9,371     9,371    100,000   44,864    44,864   100,000    200,083   200,083     226,094
72     27       78,192    9,091     9,091    100,000   46,302    46,302   100,000    218,956   218,956     243,042
73     28       82,102    8,819     8,819    100,000   47,787    47,787   100,000    239,651   239,651     261,219
74     29       86,207    8,553     8,553    100,000   49,321    49,321   100,000    262,363   262,363     280,728
75     30       90,517    8,295     8,295    100,000   50,940    50,940   100,000    287,324   287,324     301,691
76     31       95,043    8,043     8,043    100,000   52,612    52,612   100,000    314,811   314,811     330,551
77     32       99,795    7,798     7,798    100,000   54,340    54,340   100,000    344,842   344,842     362,084
78     33      104,785    7,559     7,559    100,000   56,124    56,124   100,000    377,639   377,639     396,521
79     34      110,024    7,327     7,327    100,000   57,967    57,967   100,000    413,438   413,438     434,110
80     35      115,525    7,100     7,100    100,000   59,870    59,870   100,000    452,487   452,487     475,111
81     36      121,302    6,880     6,880    100,000   61,835    61,835   100,000    495,045   495,045     519,798
82     37      127,367    6,665     6,665    100,000   63,866    63,866   100,000    541,383   541,383     568,452
83     38      133,735    6,456     6,456    100,000   65,963    65,963   100,000    591,775   591,775     621,364
84     39      140,422    6,252     6,252    100,000   68,128    68,128   100,000    646,508   646,508     678,833
85     40      147,443    6,054     6,054    100,000   70,365    70,365   100,000    705,882   705,882     741,176
86     41      154,815    5,861     5,861    100,000   72,675    72,675   100,000    770,674   770,674     809,208
87     42      162,556    5,673     5,673    100,000   75,061    75,061   100,000    841,414   841,414     883,484
88     43      170,684    5,489     5,489    100,000   77,526    77,526   100,000    918,646   918,646     964,579
89     44      179,218    5,311     5,311    100,000   80,071    80,071   100,000  1,002,968  1,002,968  1,053,116
90     45      188,179    5,137     5,137    100,000   82,700    82,700   100,000  1,095,030  1,095,030  1,149,781
91     46      197,588    4,968     4,968    100,000   85,415    85,415   100,000  1,195,541  1,195,541  1,243,363
92     47      207,467    4,803     4,803    100,000   88,220    88,220   100,000  1,305,279  1,305,279  1,344,437
93     48      217,840    4,643     4,643    100,000   91,116    91,116   100,000  1,425,089  1,425,089  1,453,591
94     49      228,732    4,486     4,486    100,000   94,107    94,107   100,000  1,556,135  1,556,135  1,571,696
95     50      240,169    4,334     4,334    100,000   97,197    97,197   100,000  1,703,235  1,703,235  1,703,235
96     51      252,177    4,186     4,186    100,000  100,629   100,629   100,629  1,869,879  1,869,879  1,869,879
97     52      264,786    4,042     4,042    100,000  104,509   104,509   104,509  2,052,828  2,052,828  2,052,828
98     53      278,026    3,901     3,901    100,000  108,538   108,538   108,538  2,253,676  2,253,676  2,253,676
99     54      291,927    3,764     3,764    100,000  112,723   112,723   112,723  2,474,176  2,474,176  2,474,176
100    55      306,523    3,631     3,631    100,000  117,069   117,069   117,069  2,716,249  2,716,249  2,716,249

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5) Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES

PROTECTIVE LIFE INSURANCE COMPANY

FEMALE ISSUE AGE: 45  NON-SMOKER

                              $100,000 FACE AMOUNT
                           INITIAL PREMIUM 20,943.63
                    USING GUARANTEED COST OF INSURANCE RATES

              PREMIUMS         0% HYPOTHETICAL              6% HYPOTHETICAL               12% HYPOTHETICAL
             ACCUMULATED   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
     END OF     AT 5%     --------------------------  ---------------------------  -------------------------------
     POLICY   INTEREST    POLICY  SURRENDER   DEATH   POLICY   SURRENDER   DEATH    POLICY    SURRENDER    DEATH
AGE   YEAR    PER YEAR    VALUE     VALUE    BENEFIT   VALUE     VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---  ------  -----------  ------  ---------  -------  -------  ---------  -------  ---------  ---------  ---------
46      1       21,991    20,186   17,778    100,000  21,417    19,009    100,000     22,648    20,239     100,000
47      2       23,090    19,394   17,248    100,000  21,857    19,710    100,000     24,466    22,319     100,000
48      3       24,245    18,601   16,716    100,000  22,296    20,411    100,000     26,443    24,558     100,000
49      4       25,457    17,805   16,182    100,000  22,732    21,109    100,000     28,593    26,970     100,000
50      5       26,730    17,004   15,642    100,000  23,164    21,802    100,000     30,934    29,573     100,000
51      6       28,066    16,194   15,095    100,000  23,589    22,489    100,000     33,483    32,384     100,000
52      7       29,470    15,374   14,536    100,000  24,005    23,167    100,000     36,260    35,422     100,000
53      8       30,943    14,538   13,962    100,000  24,408    23,832    100,000     39,285    38,709     100,000
54      9       32,490    13,683   13,369    100,000  24,794    24,480    100,000     42,584    42,270     100,000
55     10       34,115    12,808   12,808    100,000  25,164    25,164    100,000     46,187    46,187     100,000
56     11       35,821    11,909   11,909    100,000  25,513    25,513    100,000     50,159    50,159     100,000
57     12       37,612    10,986   10,986    100,000  25,842    25,842    100,000     54,507    54,507     100,000
58     13       39,492    10,041   10,041    100,000  26,151    26,151    100,000     59,274    59,274     100,000
59     14       41,467    9,071     9,071    100,000  26,438    26,438    100,000     64,507    64,507     100,000
60     15       43,540    8,072     8,072    100,000  26,700    26,700    100,000     70,255    70,255     100,000
61     16       45,717    7,035     7,035    100,000  26,928    26,928    100,000     76,577    76,577     100,000
62     17       48,003    5,946     5,946    100,000  27,111    27,111    100,000     83,510    83,510     105,223
63     18       50,403    4,787     4,787    100,000  27,234    27,234    100,000     91,069    91,069     112,926
64     19       52,924    3,537     3,537    100,000  27,278    27,278    100,000     99,307    99,307     121,155
65     20       55,570    2,182     2,182    100,000  27,230    27,230    100,000    108,285   108,285     129,942
66     21       58,348      709       709    100,000  27,077    27,077    100,000    118,072   118,072     140,506
67     22       61,266        *         *         *   26,811    26,811    100,000    128,727   128,727     151,898
68     23       64,329        *         *         *   26,422    26,422    100,000    140,330   140,330     164,186
69     24       67,545        *         *         *   25,899    25,899    100,000    152,965   152,965     177,439
70     25       70,923        *         *         *   25,220    25,220    100,000    166,724   166,724     191,733
71     26       74,469        *         *         *   24,351    24,351    100,000    181,704   181,704     205,326
72     27       78,192        *         *         *   23,246    23,246    100,000    198,057   198,057     219,844
73     28       82,102        *         *         *   21,839    21,839    100,000    215,918   215,918     235,351
74     29       86,207        *         *         *   20,057    20,057    100,000    235,446   235,446     251,927
75     30       90,517        *         *         *   17,816    17,816    100,000    256,826   256,826     269,667
76     31       95,043        *         *         *   15,024    15,024    100,000    280,281   280,281     294,295
77     32       99,795        *         *         *   11,579    11,579    100,000    305,804   305,804     321,094
78     33      104,785        *         *         *    7,359     7,359    100,000    333,563   333,563     350,241
79     34      110,024        *         *         *    2,206     2,206    100,000    363,737   363,737     381,924
80     35      115,525        *         *         *        *         *         *     396,517   396,517     416,342
81     36      121,302        *         *         *        *         *         *     432,094   432,094     453,699
82     37      127,367        *         *         *        *         *         *     470,669   470,669     494,203
83     38      133,735        *         *         *        *         *         *     512,443   512,443     538,065
84     39      140,422        *         *         *        *         *         *     557,622   557,622     585,503
85     40      147,443        *         *         *        *         *         *     606,423   606,423     636,744
86     41      154,815        *         *         *        *         *         *     659,068   659,068     692,021
87     42      162,556        *         *         *        *         *         *     715,787   715,787     751,576
88     43      170,684        *         *         *        *         *         *     776,814   776,814     815,655
89     44      179,218        *         *         *        *         *         *     842,384   842,384     884,503
90     45      188,179        *         *         *        *         *         *     912,724   912,724     958,360
91     46      197,588        *         *         *        *         *         *     988,052   988,052   1,027,574
92     47      207,467        *         *         *        *         *         *   1,070,918  1,070,918  1,103,046
93     48      217,840        *         *         *        *         *         *   1,162,540  1,162,540  1,185,791
94     49      228,732        *         *         *        *         *         *   1,264,417  1,264,417  1,277,061
95     50      240,169        *         *         *        *         *         *   1,378,464  1,378,464  1,378,464
96     51      252,177        *         *         *        *         *         *   1,507,345  1,507,345  1,507,345
97     52      264,786        *         *         *        *         *         *   1,648,276  1,648,276  1,648,276
98     53      278,026        *         *         *        *         *         *   1,802,383  1,802,383  1,802,383
99     54      291,927        *         *         *        *         *         *   1,970,898  1,970,898  1,970,898
100    55      306,523        *         *         *        *         *         *   2,155,169  2,155,169  2,155,169

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1) Assumes that no Policy loans have been made.
(2) Guaranteed values reflect applicable monthly policy expense charges equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5) Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

LIMITS ON RIGHTS TO CONTEST THE POLICY

    INCONTESTABILITY. Protective Life will not contest the Policy, or any supplemental rider or reinstated benefit, after the Policy or rider or reinstated benefit has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider or the date Protective Life approves the reinstatement application, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.


    SUICIDE EXCLUSION. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.


CHANGES IN THE POLICY OR BENEFITS

    MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided at the Policy Effective Date, at the correct age and sex.

    OTHER CHANGES. At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

SUSPENSION OR DELAY IN PAYMENTS


    Protective Life will ordinarily pay any Death Benefit Proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Accounts".


REPORTS TO POLICY OWNERS

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

ASSIGNMENT

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

ARBITRATION

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy, other than causes of action arising under Federal Securities laws, will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS
  SUPPLEMENTAL RIDERS

    The following supplemental riders are available and may be added to your Policy provided that they are authorized for use in your state. Monthly charges for these riders will be deducted from your Policy Value as part of the monthly deduction (see "Monthly Deduction"). The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    COMPREHENSIVE LONG-TERM CARE ACCELERATED DEATH BENEFIT RIDER. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective Life's receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. THERE IS NO ASSURANCE THAT THE ADBR WILL BE APPROVED IN ALL STATES OR THAT IT WILL BE APPROVED UNDER THE TERMS DESCRIBED HEREIN.

    The ADBR permits the Owner to receive, at his or her request and upon approval by Protective Life in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

    1. CONFINEMENT TO A NURSING HOME FACILITY. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

    2. COMMUNITY CARE. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

    Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

    The monthly charge for this rider is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

        TAX CONSEQUENCES OF THE ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). (See "Tax Considerations.")

        AMOUNT OF THE ACCELERATED DEATH BENEFIT. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or
    (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

        CONDITIONS FOR RECEIPT OF THE ACCELERATED DEATH BENEFIT. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective Life at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective Life, that the Insured is chronically ill and is receiving community care or nursing home care.

    Protective Life may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective Life will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

        OPERATION OF THE ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

        EFFECT ON EXISTING POLICY. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

    ENDORSEMENTS. The Company may also issue as part of the Policy two endorsements for which there are no charges. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less. Under the Terminal Illness Accelerated Death Benefit Endorsement the Owner may request an acceleration of a portion of the Death Benefit of the Policy if the Insured is certified by a physician (while covered by the Policy), as having a terminal illness or injury and has a life expectancy of six months or less.

    Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

REINSURANCE

    The Company may reinsure a portion of the risks assumed under the Policies.

                               USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

    Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. BECAUSE OF THESE RISKS, YOU NEED TO CAREFULLY CONSIDER HOW YOU USE THIS POLICY. THIS POLICY MAY NOT BE SUITABLE FOR ALL PERSONS, UNDER ANY OF THESE APPLICATIONS.

                               TAX CONSIDERATIONS

INTRODUCTION

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE OR LOCAL--OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

TAX STATUS OF PROTECTIVE LIFE

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs.

TAXATION OF LIFE INSURANCE POLICIES

    TAX STATUS OF THE POLICY

    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other earnings credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and
(2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

    DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owner's gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among Funds more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS

    In general, the amount of the Death Benefit Proceeds payable under a Policy by reason of the death of the Insured is excludable from gross income under
Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds is not received in a lump sum and is, instead, applied under either Settlement Options 1, 2, or 4, payments generally will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

    TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" generally will be includible in the Owner's income. The "investment in the contract" generally is the sum of premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

    CHARACTERIZATION OF A POLICY AS A MEC. Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the 1st 7 years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

    This Policy GENERALLY WILL BE A MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the 1st 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances would include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the 1st 7 Policy Years.

    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any loan (and any interest thereon) will be treated as a withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, although it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

    PENALTY TAX. Generally, proceeds of a surrender (or a withdrawal, including any deemed withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

    TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC, the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent the withdrawal exceeds the investment in the contract immediately before the withdrawal.

    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. As stated above, section 7702 of the Internal Revenue Code places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

    TAX TREATMENT OF LOANS. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under such a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses (or is surrendered) when a loan is outstanding, the amount of the loan outstanding will be treated as surrender proceeds for purposes of determining whether any amounts are includible in the owner's income.

TAX TREATMENT OF COMPREHENSIVE LONG-TERM CARE ACCELERATED DEATH BENEFIT RIDER

    The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed $175 per day, indexed for inflation (or the equivalent amount in the case of payments on another periodic basis), such excess will be includible in income. It is possible that charges for this rider assessed against the Policy Value may be treated for tax purposes as a withdrawal from the Policy. In that event, part or all of such charges might constitute income (and might also be subject to the 10% penalty tax if the Policy is a MEC).

    The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, I.E., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW

    Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

OTHER CONSIDERATIONS

    Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

DISALLOWANCE OF INTEREST DEDUCTIONS

    The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

            OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

SALE OF THE POLICIES

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 7.35% first year premium payment and
 .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

CORPORATE PURCHASERS

    The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement, or arrangements, fee-only arrangements or clients of registered investment advisors.

PROTECTIVE LIFE DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.

NAME                                      AGE                         POSITION WITH PROTECTIVE LIFE
------------------------------------     -----     --------------------------------------------------------------------
Drayton Nabers, Jr..................          58   Chairman of the Board and Director
John D. Johns.......................          47   President and Director
R. Stephen Briggs...................          49   Executive Vice President and Director
Jim E. Massengale...................          57   Executive Vice President, Acquisitions and Director
A.S. Williams III...................          62   Executive Vice President, Investments, Treasurer and Director
Danny L. Bentley....................          41   Senior Vice President, Dental and Consumer Benefits and Director
Richard J. Bielen...................          38   Senior Vice President, Investments and Director
Carolyn King........................          48   Senior Vice President, Investment Products and Director
Deborah J. Long.....................          45   Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz...................          45   Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel...................          45   Senior Vice President and Chief Actuary and Director
Judy Wilson.........................          41   Senior Vice President, Guaranteed Investment Contracts
Jerry W. DeFoor.....................          46   Vice President and Controller, and Chief Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. From May 1992 to May 1994, he was President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President and Chief Operating Officer of PLC since August 1996 and President of Protective Life since August 1996. He was Executive Vice President and Chief Financial Officer of PLC and of Protective Life from October 1993 to August 1996. From August 1988 to October 1993, he served as Vice President and General Counsel of Sonat Inc. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation.

    Mr. Briggs has been Executive Vice President of PLC and Protective Life since October 1993. From January 1993 to October 1993 he was Senior Vice President, Life Insurance and Investment Products of Protective and PLC. Mr. Briggs had been Senior Vice President, Ordinary Marketing of PLC since August 1988 and of Protective Life since April 1986. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of PLC and Protective Life. Mr. Williams has been employed by Protective since 1964.

    Mr. Danny L. Bentley has been Senior Vice President, Dental and Consumer Benefits of Protective Life and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective Life. Mr. Bentley has been employed by PLC and its subsidiaries since 1980.

    Mr. Bielen has been Senior Vice President, Investments of PLC and Protective Life since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective.

    Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective Life since April 1995. From August 1994 to March 1995, she served as Senior Vice President and Chief Investment Officer of Provident Life and Accident Insurance Company and of its parent company, Provident Life and Accident Insurance Company of America. She served as President of Provident National Assurance Company from November 1987 to March 1995. From November 1986 to August 1994, she served as Vice President of Provident Life and Accident Insurance Company of America.

    Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective Life since September 1996. Ms. Long was Senior Vice President and General Counsel of PLC from February 1994 to November 1996 and of Protective Life from February 1994 to September 1996. From August 1993 to January 1994, Ms. Long served as General Counsel of PLC and from February 1984 to January 1994 she practiced law with the law firm of Maynard, Cooper & Gale, P.C.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz served as Vice President, Financial Institutions of Protective Life from February 1989 to March 1993 and of PLC from February 1993 to March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

    Ms. Wilson has been Senior Vice President, Guaranteed Investment Contracts of Protective Life and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective Life.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

STATE REGULATION

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

PREPARATION FOR YEAR 2000


    Computer hardware and software often denote the year using two digits rather than four; for example, the year 1998 often is denoted by such hardware and software as "98". It is probable that such hardware and software will malfunction when calculations involving the year 2000 are attempted because the hardware and/or software will interpret "00" as representing the year 1900 rather than the year 2000. This "Year 2000" issue potentially affects all individuals and companies (including Protective Life, its customers, business partners, suppliers, banks, custodians and administrators). The problem is most prevalent in older mainframe systems, but personal computers and equipment containing computer chips could also be affected.



    Protective Life shares computer hardware and software with its parent, PLC. PLC began work on the Year 2000 problem in 1995. At that time, PLC identified and assessed PLC's critical mainframe systems, and prioritized the remediation efforts that were to follow. During 1998 all other hardware and software, including non-information technology (non-IT) related hardware and software, were included in the process. PLC's Year 2000 plan includes all subsidiaries.



    PLC estimates that Year 2000 remediation is complete for most of its insurance administration and general administration systems. Of the general administration systems that are not yet remediated, the majority are new systems that were implemented during 1998 and are scheduled to be upgraded to the current release of the system during the second quarter of 1999. All remediated systems are currently in production. Personal computer network hardware and software have been reviewed, with upgrades implemented where necessary. A review of personal computer desktop software is in progress, but not complete. All Year 2000 personal computer preparations are expected to be completed by June 30, 1999. With respect to non-IT equipment and processes, the assessment and remediation is progressing on schedule and all known issues are expected to be remediated before December 31, 1999.



    One insurance administration system identified as mission critical is not yet fully remediated. This personal computer database system that processes member information for one subsidiary is currently being remediated. This effort is on schedule and targeted to be complete by June 30, 1999.



    Future date tests are used to verify a system's ability to process transactions dated up to and beyond January 1, 2000. Future date tests are complete or in-progress for the majority of PLC's mission-critical systems. A large portion of the testing is conducted by a contract programming staff dedicated full time to Year 2000 preparations. These resources have been part of PLC's Year 2000 project since 1995.

    Integrated tests involve multiple system testing and are used to verify the Year 2000 readiness of interfaces and connectivity across multiple systems. PLC is using its mainframe computer to simulate a Year 2000 production environment and to facilitate integrated testing. Integrated testing will continue throughout 1999.



    Business partners and suppliers that provide products or services critical to PLC's operations are being reviewed and in some cases their Year 2000 preparations are being monitored by PLC. To date, no partners or suppliers have reported that they expect to be unable to continue supplying products and services after January 1, 2000. Initial reviews are targeted to be completed in the first quarter of 1999. Monitoring and testing of critical partners and suppliers will continue throughout 1999. Formal contingency planning began in March 1999 and continue throughout the year. These plans will augment PLC's existing disaster recovery plans.



    PLC cannot specifically identify all of the costs to develop and implement its Year 2000 plan. The cost of new systems to replace non-compliant systems have been capitalized in the ordinary course of business. Other costs have been expensed as incurred. Through December 31, 1998, costs that have been specifically identified as relating to the Year 2000 problem total $3.9 million, with an additional $1.3 million estimated to be required to support continued testing activity. PLC's Year 2000 efforts have not adversely affected its normal procurement and development of information technology.



    Although PLC believes that a process is in place to successfully address Year 2000 issues, there can be no assurances that PLC's efforts will be successful, that interactions with other service providers with Year 2000 issues will not impair Protective Life operations, or that the Year 2000 issue will not otherwise adversely affect Protective Life.



    Should some of PLC's systems not be available due to Year 2000 problems, in a reasonably likely worst case scenario, Protective Life may experience significant delays in its ability to perform certain functions, but does not expect to be unable to perform critical functions or to otherwise conduct business.


INDEPENDENT ACCOUNTANTS

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1997, December 31, 1998 and the related statements of operations and changes in net assets for each of the two years ended in the period December 31, 1998 included in this Prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 1998 and 1997 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998 and the related financial statement schedules included in this Prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

EXPERTS

    Actuarial matters included in this Prospectus have been examined by Stephen Peeples F.S.A., M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1997 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years ended in the period December 31, 1998 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1998 and 1997 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1998, 1997 and 1996 as well as the Report of Independent Accountants are contained herein.

                         INDEX TO FINANCIAL STATEMENTS

                (TO BE UPDATED TO YEAR END 1998 WHEN AVAILABLE)


THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

Report of Independent Accountants....................................................        F-2

Statement of Assets and Liabilities as of December 31, 1998..........................        F-3

Statement of Assets and Liabilities as of December 31, 1997..........................        F-5

Statement of Operations for the period ended December 31, 1998.......................        F-7

Statement of Operations for the period ended December 31, 1997.......................        F-9

Statement of Changes in Net Assets for the period ended December 31, 1998............       F-11

Statement of Changes in Net Assets for the period ended December 31, 1997............       F-13

Notes to Financial Statements........................................................       F-15

PROTECTIVE LIFE INSURANCE COMPANY

Report of Independent Accountants....................................................       F-20

Consolidated Statements of Income for the years ended
 December 31, 1998, 1997 and 1996....................................................       F-21

Consolidated Balance Sheets as of December 31, 1998 and 1997.........................       F-22

Consolidated Statements of Share-Owner's Equity for the years ended
 December 31, 1998, 1997 and 1996....................................................       F-23

Consolidated Statements of Cash Flows for the years ended
 December 31, 1998, 1997 and 1996....................................................       F-24

Notes to Consolidated Financial Statements...........................................       F-25

Financial Statement Schedules:

Schedule III -- Supplementary Insurance Information..................................        S-1

Schedule IV -- Reinsurance...........................................................        S-2


    All other schedules to the consolidated financial statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors of Protective Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in assets of the Protective Variable Life Separate Account (the "Separate Account") listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of the Separate Account at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers, L.L.P.

March 17, 1999
Birmingham, Alabama

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in sub-accounts at market
  value.................................  $   303,636   $ 1,921,627   $1,442,293    $   308,318   $  769,011
Receivable from Protective Life
  Insurance Company.....................            0        17,306       21,586          2,564       11,933
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................      303,636     1,938,933    1,463,879        310,882      780,944
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................            0             0            0              0            0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   303,636   $ 1,938,933   $1,463,879    $   310,882   $  780,944
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in sub-accounts at market
  value.................................  $ 1,502,386   $ 2,627,249         $3,582        2$9,036
Receivable from Protective Life
  Insurance Company.....................       18,751        30,579             0              0
                                          -----------   -----------        ------    ------------
TOTAL ASSETS............................    1,521,137     2,657,828         3,582         29,036
                                          -----------   -----------        ------    ------------
                                          -----------   -----------        ------    ------------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................            0             0             0              0
                                          -----------   -----------        ------    ------------
NET ASSETS..............................  $ 1,521,137   $ 2,657,828         $3,582        2$9,036
                                          -----------   -----------        ------    ------------
                                          -----------   -----------        ------    ------------

   The accompanying notes are an integral part of these financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                               DECEMBER 31, 1998

                                                      MFS
                          MFS                       GROWTH          MFS       OPPENHEIMER
                       EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                        GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                      -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in
  sub-accounts at
  market value......  $  698,498    $ 1,414,375   $   476,404   $   132,968   $  597,798
Receivable from
  Protective Life
  Insurance
  Company...........           0              0        16,170             0            0
                      -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS........     698,498      1,414,375       492,574       132,968      597,798
                      -----------   -----------   -----------   -----------   -----------
                      -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to
  Protective Life
  Insurance
  Company...........          74            168             0             0           66
                      -----------   -----------   -----------   -----------   -----------
NET ASSETS..........  $  698,424    $ 1,414,207   $   492,574   $   132,968   $  597,732
                      -----------   -----------   -----------   -----------   -----------
                      -----------   -----------   -----------   -----------   -----------

                                    OPPENHEIMER
                                      GROWTH      OPPENHEIMER
                      OPPENHEIMER       AND        STRATEGIC
                        GROWTH        INCOME          BOND          TOTAL
                      -----------   -----------   ------------   ------------
ASSETS
Investment in
  sub-accounts at
  market value......  $1,012,111    $  359,022        14$0,332     13,7$38,646
Receivable from
  Protective Life
  Insurance
  Company...........           0           679            648         120,216
                      -----------   -----------   ------------   ------------
TOTAL ASSETS........   1,012,111       359,701        140,980      13,858,862
                      -----------   -----------   ------------   ------------
                      -----------   -----------   ------------   ------------
LIABILITIES
Payable to
  Protective Life
  Insurance
  Company...........         117             0              0             425
                      -----------   -----------   ------------   ------------
NET ASSETS..........  $1,011,994    $  359,701        14$0,980     13,8$58,437
                      -----------   -----------   ------------   ------------
                      -----------   -----------   ------------   ------------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in sub-accounts at market
  value.................................  $    50,888   $   997,651   $  542,113    $   112,638   $  562,384
Receivable from Protective Life
  Insurance Company.....................            0         5,779        5,792              0        5,263
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................       50,888     1,003,430      547,905        112,638      567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................            1             0            0             32            0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $    50,887   $ 1,003,430   $  547,905    $   112,606   $  567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in sub-accounts at market
  value.................................  $  418,436    $   631,283         $  77          $  86
Receivable from Protective Life
  Insurance Company.....................       1,206          5,482             0              0
                                          -----------   -----------           ---            ---
TOTAL ASSETS............................     419,642        636,765            77             86
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0              0             7              7
                                          -----------   -----------           ---            ---
NET ASSETS..............................  $  419,642    $   636,765         $  70          $  79
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                               DECEMBER 31, 1997

                                                                          MFS
                                              MFS                       GROWTH          MFS       OPPENHEIMER
                                           EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                                            GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in sub-accounts at market
  value.................................  $   59,898    $  121,167    $    7,004    $    2,890    $   56,236
Receivable from Protective Life
  Insurance Company.....................           0             0             0             0             0
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................      59,898       121,167         7,004         2,890        56,236
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0             0             0             0             0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   59,898    $  121,167    $    7,004    $    2,890    $   56,236
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                        OPPENHEIMER
                                                          GROWTH      OPPENHEIMER
                                          OPPENHEIMER       AND        STRATEGIC
                                            GROWTH        INCOME          BOND          TOTAL
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in sub-accounts at market
  value.................................  $   74,477    $   11,957         1$0,236      3,6$59,421
Receivable from Protective Life
  Insurance Company.....................           0           377            353          24,252
                                          -----------   -----------   ------------   ------------
TOTAL ASSETS............................      74,477        12,334         10,589       3,683,673
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0             0              0              47
                                          -----------   -----------   ------------   ------------
NET ASSETS..............................  $   74,477    $   12,334         1$0,589      3,6$83,626
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                           PIC
                                                                               PIC       GROWTH         PIC          PIC
                                                                              MONEY        AND     INTERNATIONAL   GLOBAL
                                                                             MARKET      INCOME       EQUITY       INCOME
                                                                           -----------  ---------  -------------  ---------
INVESTMENT INCOME
Dividends................................................................   $   4,328   $  24,343    $     606    $   6,411
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption of investment shares............           0      (3,831)        (393)         190
Capital gain distribution................................................           0     139,899       67,041        7,083
                                                                           -----------  ---------  -------------  ---------
Net realized gain (loss) on investments..................................           0     136,068       66,648        7,273
Net unrealized appreciation (depreciation) on investments during the
  period.................................................................           0    (239,036)     111,568          517
                                                                           -----------  ---------  -------------  ---------
Net realized and unrealized gain (loss) on investments...................           0    (102,968)     178,216        7,790
                                                                           -----------  ---------  -------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $   4,328   $ (78,625)   $ 178,822    $  14,201
                                                                           -----------  ---------  -------------  ---------
                                                                           -----------  ---------  -------------  ---------

                                                                                                                  CALVERT
                                                                               PIC          PIC         PIC       SOCIAL
                                                                              SMALL        CORE       CAPITAL      SMALL
                                                                            CAP VALUE    US EQUITY    GROWTH    CAP GROWTH
                                                                           -----------  -----------  ---------  -----------
INVESTMENT INCOME
Dividends................................................................   $   3,858    $   8,151   $   9,719   $       3
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption of investment shares............      (8,875)      (5,278)       (576)          0
Capital gain distribution................................................      89,797       14,213      44,920          44
                                                                           -----------  -----------  ---------       -----
Net realized gain (loss) on investments..................................      80,922        8,935      44,344          44
Net unrealized appreciation (depreciation) on investments during the
  period.................................................................    (208,100)     152,564     417,199         386
                                                                           -----------  -----------  ---------       -----
Net realized and unrealized gain (loss) on investments...................    (127,178)     161,499     461,543         430
                                                                           -----------  -----------  ---------       -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $(123,320)   $ 169,650   $ 471,262   $     433
                                                                           -----------  -----------  ---------       -----
                                                                           -----------  -----------  ---------       -----


                                                                             CALVERT
                                                                             SOCIAL
                                                                            BALANCED
                                                                           -----------
INVESTMENT INCOME
Dividends................................................................   $     648
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption of investment shares............         (17)
Capital gain distribution................................................       1,452
                                                                           -----------
Net realized gain (loss) on investments..................................       1,435
Net unrealized appreciation (depreciation) on investments during the
  period.................................................................           1
                                                                           -----------
Net realized and unrealized gain (loss) on investments...................       1,436
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $   2,084
                                                                           -----------
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                   MFS                                                 OPPENHEIMER
                          MFS                    GROWTH        MFS       OPPENHEIMER                     GROWTH        OPPENHEIMER
                       EMERGING        MFS        WITH        TOTAL      AGGRESSIVE     OPPENHEIMER        AND          STRATEGIC
                        GROWTH      RESEARCH     INCOME      RETURN        GROWTH         GROWTH         INCOME           BOND
                      -----------  -----------  ---------  -----------  -------------  -------------  -------------  ---------------
INVESTMENT INCOME
Dividends...........   $       0    $     823   $       0   $     153     $     448      $   1,757      $      43       $     207
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............     (10,427)      (6,208)         12          12          (505)           (18)          (118)             19
Capital gain
  distribution......       2,285       10,789           0         180         4,597         21,202            942             133
                      -----------  -----------  ---------  -----------  -------------  -------------  -------------        ------
Net realized gain
  (loss) on
  investments.......      (8,142)       4,581          12         192         4,092         21,184            824             152
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........     114,601      163,168      35,533       7,098        61,042        112,622         26,862             893
                      -----------  -----------  ---------  -----------  -------------  -------------  -------------        ------
Net realized and
  unrealized gain
  (loss) on
  investments.......     106,459      167,749      35,545       7,290        65,134        133,806         27,686           1,045
                      -----------  -----------  ---------  -----------  -------------  -------------  -------------        ------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...   $ 106,459    $ 168,572   $  35,545   $   7,443     $  65,582      $ 135,563      $  27,729       $   1,252
                      -----------  -----------  ---------  -----------  -------------  -------------  -------------        ------
                      -----------  -----------  ---------  -----------  -------------  -------------  -------------        ------


                        TOTAL
                      ---------
INVESTMENT INCOME
Dividends...........  $  61,498
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............    (36,013)
Capital gain
  distribution......    404,577
                      ---------
Net realized gain
  (loss) on
  investments.......    368,564
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........    756,918
                      ---------
Net realized and
  unrealized gain
  (loss) on
  investments.......  1,125,482
                      ---------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...  $1,186,980
                      ---------
                      ---------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends...............................  $    1,088    $     7,094   $    9,487    $    9,209    $    1,630
                                          -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption
  of investment shares..................           0            669          338             2          (211)
Capital gain distribution...............           0        132,504       29,384         1,394        61,983
                                          -----------   -----------   -----------   -----------   -----------
Net realized gain (loss) on
  investments...........................           0        133,173       29,722         1,396        61,772
Net unrealized appreciation
  (depreciation) on investments during
  the period............................          (1)       (19,493)     (31,321)       (4,150)       38,214
                                          -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss)
  on investments........................          (1)       113,680       (1,599)       (2,754)       99,986
                                          -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $    1,087    $   120,774   $    7,888    $    6,455    $  101,616
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
INVESTMENT INCOME
Dividends...............................  $    3,427    $     3,803         $   0          $   2
                                          -----------   -----------           ---            ---
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption
  of investment shares..................           1            142             0              0
Capital gain distribution...............      33,252         39,296             7              4
                                          -----------   -----------           ---            ---
Net realized gain (loss) on
  investments...........................      33,253         39,438             7              4
Net unrealized appreciation
  (depreciation) on investments during
  the period............................      20,629         53,776            (8)            (4)
                                          -----------   -----------           ---            ---
Net realized and unrealized gain (loss)
  on investments........................      53,882         93,214            (1)             0
                                          -----------   -----------           ---            ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $   57,309    $    97,017         $  (1)         $   2
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS, CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      MFS
                          MFS                       GROWTH          MFS       OPPENHEIMER
                       EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                        GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                      -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends...........  $        0    $        0    $       28    $        0    $        0
                      -----------   -----------        -----           ---           ---
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............        (549)         (176)            1            89           (95)
Capital gain
  distribution......           0             0           132             0             0
                      -----------   -----------        -----           ---           ---
Net realized gain
  (loss) on
  investments.......        (549)         (176)          133            89           (95)
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........        (656)        1,111           210           (13)            0
                      -----------   -----------        -----           ---           ---
Net realized and
  unrealized gain
  (loss) on
  investments.......      (1,205)          935           343            76           (95)
                      -----------   -----------        -----           ---           ---
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...  $   (1,205)   $      935    $      371    $       76    $      (95)
                      -----------   -----------        -----           ---           ---
                      -----------   -----------        -----           ---           ---

                                    OPPENHEIMER
                                      GROWTH      OPPENHEIMER
                      OPPENHEIMER       AND        STRATEGIC
                        GROWTH        INCOME          BOND          TOTAL
                      -----------   -----------   ------------   ------------
INVESTMENT INCOME
Dividends...........  $        0    $       29          $ 199          $35,996
                             ---           ---          -----    ------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............          67            (3)             0             275
Capital gain
  distribution......           0             0              0         297,956
                             ---           ---          -----    ------------
Net realized gain
  (loss) on
  investments.......          67            (3)             0         298,231
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........           0             0              1          58,295
                             ---           ---          -----    ------------
Net realized and
  unrealized gain
  (loss) on
  investments.......          67            (3)             1         356,526
                             ---           ---          -----    ------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...  $       67    $       26          $ 200         3$92,522
                             ---           ---          -----    ------------
                             ---           ---          -----    ------------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                         STATEMENT OF CHANGES IN ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)............  $     4,328   $    24,343   $      606    $     6,411   $    3,858
Net realized gain (loss) on
  investments...........................            0       136,068       66,648          7,273       80,922
Net unrealized appreciation
  (depreciation) of investments during
  the period............................            0      (239,036)     111,568            517     (208,100)
                                          -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............        4,328       (78,625)     178,822         14,201     (123,320)
                                          -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........      195,932       653,729      467,242         75,377      326,394
Mortality and expense risk charges......         (789)      (14,388)      (8,838)        (1,343)      (6,169)
Cost of insurance and administrative
  charges...............................       (6,995)     (262,009)    (153,893)       (24,988)    (107,308)
Surrenders..............................      (17,500)     (205,471)     (59,291)        (5,378)     (48,315)
Death benefits..........................            0        (1,464)      (2,976)        (5,476)      (1,599)
Net policy loan repayments
  (withdrawals).........................            0       (28,951)     (10,260)        (6,295)       6,720
Transfer from other portfolios..........       77,773       872,682      505,168        152,178      166,894
                                          -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      248,421     1,014,128      737,152        184,075      336,617
                                          -----------   -----------   -----------   -----------   -----------
Total increase in net assets............      252,749       935,503      915,974        198,276      213,297
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.......................       50,887     1,003,430      547,905        112,606      567,647
                                          -----------   -----------   -----------   -----------   -----------
End of year.............................  $   303,636   $ 1,938,933   $1,463,879    $   310,882   $  780,944
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)............  $     8,151   $     9,719         $   3          $ 648
Net realized gain (loss) on
  investments...........................        8,935        44,344            44          1,435
Net unrealized appreciation
  (depreciation) of investments during
  the period............................      152,564       417,199           386              1
                                          -----------   -----------        ------    ------------
Net increase (decrease) in net assets
  resulting from operations.............      169,650       471,262           433          2,084
                                          -----------   -----------        ------    ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........      264,767       584,574           505         11,531
Mortality and expense risk charges......       (6,869)      (12,378)           (7)          (122)
Cost of insurance and administrative
  charges...............................     (111,812)     (208,707)         (115)        (1,707)
Surrenders..............................      (22,133)      (34,532)          (60)           (62)
Death benefits..........................       (3,076)       (5,124)            0              0
Net policy loan repayments
  (withdrawals).........................        2,322       (19,779)            0              0
Transfer from other portfolios..........      808,646     1,245,747         2,756         17,233
                                          -----------   -----------        ------    ------------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      931,845     1,549,801         3,079         26,873
                                          -----------   -----------        ------    ------------
Total increase in net assets............    1,101,495     2,021,063         3,512         28,957
                                          -----------   -----------        ------    ------------
NET ASSETS
Beginning of year.......................      419,642       636,765            70             79
                                          -----------   -----------        ------    ------------
End of year.............................  $ 1,521,137   $ 2,657,828         $3,582        2$9,036
                                          -----------   -----------        ------    ------------
                                          -----------   -----------        ------    ------------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                   STATEMENT OF CHANGES IN ASSETS, CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                      MFS
                          MFS                       GROWTH          MFS       OPPENHEIMER
                       EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                        GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                      -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment
  income (loss).....  $        0    $       823   $         0   $       153   $      448
Net realized gain on
  investments.......      (8,142)         4,581            12           192        4,092
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........     114,601        163,168        35,533         7,098       61,042
                      -----------   -----------   -----------   -----------   -----------
Net increase in net
  assets resulting
  from operations...     106,459        168,572        35,545         7,443       65,582
                      -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contract owners' net
  payments..........     149,724        340,842        58,275        19,846      146,955
Mortality and
  expense risk
  charges...........      (2,868)        (6,079)         (959)         (376)      (2,513)
Cost of insurance
  and administrative
  charges...........     (53,449)       (93,831)      (14,841)       (4,187)     (50,406)
Surrenders..........      (7,418)        (5,985)          (67)          (90)      (7,118)
Death benefits......      (1,639)        (4,889)            0             0       (1,465)
Net policy loan
  repayments
  (withdrawals).....      17,214         16,841            (2)            0         (193)
Transfer from other
  portfolios........     430,503        877,569       407,619       107,442      390,654
                      -----------   -----------   -----------   -----------   -----------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......     532,067      1,124,468       450,025       122,635      475,914
                      -----------   -----------   -----------   -----------   -----------
Total increase in
  net assets........     638,526      1,293,040       485,570       130,078      541,496
                      -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year...      59,898        121,167         7,004         2,890       56,236
                      -----------   -----------   -----------   -----------   -----------
End of year.........  $  698,424    $ 1,414,207   $   492,574   $   132,968   $  597,732
                      -----------   -----------   -----------   -----------   -----------
                      -----------   -----------   -----------   -----------   -----------

                                    OPPENHEIMER
                                      GROWTH      OPPENHEIMER
                      OPPENHEIMER       AND        STRATEGIC
                        GROWTH        INCOME          BOND          TOTAL
                      -----------   -----------   ------------   ------------
FROM OPERATIONS
Net investment
  income (loss).....  $    1,757    $       43          $ 207          $61,498
Net realized gain on
  investments.......      21,184           824            152         368,564
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........     112,622        26,862            893         756,918
                      -----------   -----------   ------------   ------------
Net increase in net
  assets resulting
  from operations...     135,563        27,729          1,252       1,186,980
                      -----------   -----------   ------------   ------------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contract owners' net
  payments..........     231,236        45,373         36,012       3,608,314
Mortality and
  expense risk
  charges...........      (4,146)         (732)          (354)        (68,930)
Cost of insurance
  and administrative
  charges...........     (69,902)      (14,230)       (10,478)     (1,188,858)
Surrenders..........      (3,970)         (690)             0        (418,080)
Death benefits......      (3,257)            0              0         (30,965)
Net policy loan
  repayments
  (withdrawals).....        (372)            0              0         (22,755)
Transfer from other
  portfolios........     652,365       289,917        103,959       7,109,105
                      -----------   -----------   ------------   ------------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......     801,954       319,638        129,139       8,987,831
                      -----------   -----------   ------------   ------------
Total increase in
  net assets........     937,517       347,367        130,391      10,174,811
                      -----------   -----------   ------------   ------------
NET ASSETS
Beginning of year...      74,477        12,334         10,589       3,683,626
                      -----------   -----------   ------------   ------------
End of year.........  $1,011,994    $  359,701        14$0,980     13,8$58,437
                      -----------   -----------   ------------   ------------
                      -----------   -----------   ------------   ------------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                         STATEMENT OF CHANGES IN ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              PIC           PIC           PIC           PIC           PIC           PIC
                                             MONEY      GROWTH AND    INTERNATIONAL   GLOBAL       SMALL CAP      CORE US
                                            MARKET        INCOME        EQUITY        INCOME         VALUE        EQUITY
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)............  $    1,088    $    7,094    $    9,487    $    9,209    $    1,630    $    3,427
Net realized gain (loss) on
  investments...........................           0       133,173        29,722         1,396        61,772        33,253
Net unrealized appreciation
  (depreciation) of investments during
  the period............................          (1)      (19,493)      (31,321)       (4,150)       38,214        20,629
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............       1,087       120,774         7,888         6,455       101,616        57,309
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........      35,259       321,067       215,507        30,685       187,628       136,656
Mortality and expense risk charges......        (168)       (5,176)       (3,190)         (528)       (3,317)       (2,130)
Cost of insurance and administrative
  charges...............................      (1,092)     (112,846)      (76,380)      (10,388)      (77,291)      (46,805)
Surrenders..............................           0        (6,520)       (2,450)            0        (5,949)       (4,572)
Death benefits..........................           0             0             0             0             0             0
Net policy loan repayments
  (withdrawals).........................           0             0             0             0       (18,635)      (18,054)
Transfer from other portfolios..........       1,657       536,713       284,412        65,229       254,542       221,120
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      35,656       733,238       417,899        84,998       336,978       286,215
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total increase in net assets............      36,743       854,012       425,787        91,453       438,594       343,524
                                          -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.......................      14,144       149,418       122,118        21,153       129,053        76,118
                                          -----------   -----------   -----------   -----------   -----------   -----------
End of year.............................  $   50,887    $1,003,430    $  547,905    $  112,606    $  567,647    $  419,642
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

                                                          CALVERT
                                              PIC          SOCIAL        CALVERT
                                            CAPITAL      SMALL CAP        SOCIAL
                                            GROWTH         GROWTH        BALANCED
                                          -----------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)............  $    3,803          $   0          $   2
Net realized gain (loss) on
  investments...........................      39,438              7              4
Net unrealized appreciation
  (depreciation) of investments during
  the period............................      53,776             (8)            (4)
                                          -----------           ---            ---
Net increase (decrease) in net assets
  resulting from operations.............      97,017             (1)             2
                                          -----------           ---            ---
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........     216,169             77             78
Mortality and expense risk charges......      (3,108)             0              0
Cost of insurance and administrative
  charges...............................     (78,798)            (6)            (6)
Surrenders..............................      (2,247)             0              0
Death benefits..........................           0              0              0
Net policy loan repayments
  (withdrawals).........................           0              0              0
Transfer from other portfolios..........     302,398              0              5
                                          -----------           ---            ---
Net increase in net assets resulting
  from variable life policy
  transactions..........................     434,414             71             77
                                          -----------           ---            ---
Total increase in net assets............     531,431             70             79
                                          -----------           ---            ---
NET ASSETS
Beginning of year.......................     105,334              0              0
                                          -----------           ---            ---
End of year.............................  $  636,765          $  70          $  79
                                          -----------           ---            ---
                                          -----------           ---            ---

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                    MFS
                                 EMERGING         MFS       MFS GROWTH     MFS TOTAL
                                  GROWTH       RESEARCH     WITH INCOME     RETURN
                                -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income
 (loss).......................  $        0    $        0    $       28    $        0
Net realized gain on
 investments..................        (549)         (176)          133            89
Net unrealized appreciation
 (depreciation) of investments
 during the period............        (656)        1,111           210           (13)
                                -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from operations....      (1,205)          935           371            76
                                -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY
 TRANSACTIONS
Contract owners' net
 payments.....................      18,430        31,577           196           656
Mortality and expense risk
 charges......................        (118)         (173)          (14)           (8)
Cost of insurance and
 administrative charges.......      (4,009)       (6,344)         (274)         (151)
Surrenders....................      (4,062)         (839)            0             0
Death benefits................           0             0             0             0
Net policy loan repayments
 (withdrawals)................     (16,061)      (17,201)            0             0
Transfer from other
 portfolios...................      66,923       113,212         6,725         2,317
                                -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from variable life
 policy transactions..........      61,103       120,232         6,633         2,814
                                -----------   -----------   -----------   -----------
Total increase in net
 assets.......................      59,898       121,167         7,004         2,890
                                -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.............           0             0             0             0
                                -----------   -----------   -----------   -----------
End of year...................  $   59,898    $  121,167    $    7,004    $    2,890
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------

                                OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                                AGGRESSIVE    OPPENHEIMER   GROWTH AND     STRATEGIC
                                  GROWTH        GROWTH        INCOME         BOND          TOTAL
                                -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income
 (loss).......................  $        0    $        0    $       29    $      199    $    35,996
Net realized gain on
 investments..................         (95)           67            (3)            0        298,231
Net unrealized appreciation
 (depreciation) of investments
 during the period............           0             0             0             1         58,295
                                -----------   -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from operations....         (95)           67            26           200        392,522
                                -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY
 TRANSACTIONS
Contract owners' net
 payments.....................      16,910        22,365         2,485         1,135      1,236,880
Mortality and expense risk
 charges......................         (80)          (83)          (22)          (21)       (18,136)
Cost of insurance and
 administrative charges.......      (3,993)       (3,954)         (571)         (423)      (423,331)
Surrenders....................      (3,835)         (546)            0             0        (31,020)
Death benefits................           0             0             0             0              0
Net policy loan repayments
 (withdrawals)................           0             0             0             0        (69,951)
Transfer from other
 portfolios...................      47,329        56,628        10,416         9,698      1,979,324
                                -----------   -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from variable life
 policy transactions..........      56,331        74,410        12,308        10,389      2,673,766
                                -----------   -----------   -----------   -----------   -----------
Total increase in net
 assets.......................      56,236        74,477        12,334        10,589      3,066,288
                                -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.............           0             0             0             0        617,338
                                -----------   -----------   -----------   -----------   -----------
End of year...................  $   56,236    $   74,477    $   12,334    $   10,589    $ 3,683,626
                                -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------

   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts are the Money Market, Growth and Income, International Equity, Global Income, Small Cap Value, Core US Equity, and Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund.

    The ten independent sub-accounts are the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond sub-accounts. The ten independent sub-accounts were added July 1, 1997 with sales beginning July 1, 1997. The Fund invests contractholder's funds in exchange for shares in the independent funds. The Fund then holds the shares for the contract owners.

    Six additional Sub-accounts were added to the separate account effective May 1, 1999.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account balance for the years ended December 31, 1998 and 1997 was $742,609 and $525,201, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES: The operation of the Separate Account is included in the federal income tax return of Protective Life. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3.  INVESTMENTS

    At December 31, 1998, the investments by the respective sub-accounts were as follows:

                                                       SHARES        COST       MARKET VALUE
                                                      ---------  -------------  -------------
PIC Money Market....................................    303,636  $     303,636  $     303,636
PIC Growth and Income...............................    136,591  $   2,179,200  $   1,921,627
PIC International Equity............................    100,826  $   1,359,868  $   1,442,293
PIC Global Income...................................     28,951  $     312,701  $     308,318
PIC Small Cap Value.................................     88,832  $     952,274  $     769,011
PIC Core US Equity..................................     67,806  $   1,328,561  $   1,502,386
PIC Capital Growth..................................    125,926  $   2,151,820  $   2,627,249
Calvert Social Small Cap Growth.....................        322  $       3,203  $       3,582
Calvert Social Balanced.............................     13,587  $      29,038  $      29,036
MFS Emerging Growth.................................     32,534  $     584,554  $     698,498
MFS Research........................................     74,245  $   1,250,097  $   1,414,375
MFS Growth with Income..............................     23,690  $     440,660  $     476,404
MFS Total Return....................................      7,338  $     125,882  $     132,968
Oppenheimer Aggressive Growth.......................     13,335  $     536,756  $     597,798
Oppenheimer Growth..................................     27,601  $     899,489  $   1,012,111
Oppenheimer Growth and Income.......................     17,530  $     332,159  $     359,022
Oppenheimer Strategic Bond..........................     27,409  $     139,437  $     140,332
                                                                 -------------  -------------
                                                                 $  12,929,335  $  13,738,646
                                                                 -------------  -------------
                                                                 -------------  -------------

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    At December 31, 1997, the investments by the respective sub-accounts were as follows:

                                                       SHARES        COST       MARKET VALUE
                                                      ---------  -------------  -------------
PIC Money Market....................................     50,888  $      50,888  $      50,888
PIC Growth and Income...............................     63,291  $   1,016,188  $     997,651
PIC International Equity............................     43,537  $     571,254  $     542,113
PIC Global Income...................................     11,115  $     117,537  $     112,638
PIC Small Cap Value.................................     47,961  $     537,548  $     562,384
PIC Core US Equity..................................     22,731  $     397,175  $     418,436
PIC Capital Growth..................................     39,905  $     573,054  $     631,283
Calvert Social Small Cap Growth.....................          6  $          85  $          77
Calvert Social Balanced.............................         43  $          89  $          86
MFS Emerging Growth.................................      3,711  $      60,271  $      59,898
MFS Research........................................      7,674  $     120,606  $     121,167
MFS Growth with Income..............................        426  $       7,013  $       7,004
MFS Total Return....................................        174  $       2,785  $       2,890
Oppenheimer Aggressive Growth.......................      1,373  $      56,519  $      56,236
Oppenheimer Growth..................................      2,296  $      73,927  $      74,477
Oppenheimer Growth and Income.......................        581  $      11,737  $      11,957
Oppenheimer Strategic Bond..........................      1,999  $      10,355  $      10,236
                                                                 -------------  -------------
                                                                 $   3,607,031  $   3,659,421
                                                                 -------------  -------------
                                                                 -------------  -------------

    During the year ended December 31, 1998, transactions in shares were as follows:

                                                                                                        CALVERT
                                   PIC                                  PIC        PIC                  SOCIAL
                        PIC      GROWTH         PIC          PIC       SMALL      CORE        PIC        SMALL       CALVERT
                       MONEY       AND     INTERNATIONAL   GLOBAL       CAP        US       CAPITAL       CAP        SOCIAL
                      MARKET     INCOME       EQUITY       INCOME      VALUE     EQUITY     GROWTH      GROWTH      BALANCED
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------

Shares purchased...    390,313     86,003       60,450       21,423     42,559     49,631     89,176         326       13,318
Shares received
  from reinvestment
  of dividends.....      4,328     11,648        4,758        1,268     11,171      1,000      2,619           4          988
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
Total shares
  acquired.........    394,641     97,651       65,208       22,691     53,730     50,631     91,795         330       14,306
Shares redeemed....   (141,893)   (24,351)      (7,919)      (4,855)   (12,859)    (5,556)    (5,774)        (14)        (762)
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
Net increase in
  shares owned.....    252,748     73,300       57,289       17,836     40,871     45,075     86,021         316       13,544
Shares owned,
  beginning of the
  period...........     50,888     63,291       43,537       11,115     47,961     22,731     39,905           6           43
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
Shares owned, end
  of period........    303,636    136,591      100,826       28,951     88,832     67,806    125,926         322       13,587
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
Cost of shares
  acquired.........    394,641  1,532,324      897,021      245,933    552,850  1,045,059  1,688,692       3,271       30,586
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
Cost of shares
  redeemed.........   (141,893)  (369,312)    (108,407)     (50,769)  (138,124)  (113,673)  (109,926)       (153)      (1,637)
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------
                     ---------  ---------  -------------  ---------  ---------  ---------  ---------  -----------  -----------

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)

                                                                MFS                                                OPPENHEIMER
                                       MFS                    GROWTH       MFS       OPPENHEIMER                     GROWTH
                                     EMERGING      MFS         WITH       TOTAL       AGGRESSIVE     OPPENHEIMER       AND
                                      GROWTH     RESEARCH     INCOME      RETURN        GROWTH         GROWTH        INCOME
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Shares purchased...................   34,078        73,609      23,570      7,302       12,591         25,217        17,480
Shares received from reinvestment
  of dividends.....................      123           660           0         20          115            698            45
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Total shares acquired..............   34,201        74,269      23,570      7,322       12,706         25,915        17,525
Shares redeemed....................   (5,378)       (7,698)       (306)      (158)        (744)          (610)         (576)
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Net increase in shares owned.......   28,823        66,571      23,264      7,164       11,962         25,305        16,949
Shares owned, beginning of the
  period...........................    3,711         7,674         426        174        1,373          2,296           581
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Shares owned, end of period........   32,534        74,245      23,690      7,338       13,335         27,601        17,530
                                     --------   ----------   ---------   --------      -------       -----------   -----------
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Cost of shares acquired............  623,378     1,262,652     439,300    125,803      510,867        846,140       331,179
                                     --------   ----------   ---------   --------      -------       -----------   -----------
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Cost of shares redeemed............  (99,095)     (133,161)     (5,653)    (2,706)     (30,630)       (20,578)      (10,757)
                                     --------   ----------   ---------   --------      -------       -----------   -----------
                                     --------   ----------   ---------   --------      -------       -----------   -----------


                                     OPPENHEIMER
                                      STRATEGIC
                                        BOND
                                     -----------
Shares purchased...................    26,918
Shares received from reinvestment
  of dividends.....................        67
                                     -----------
Total shares acquired..............    26,985
Shares redeemed....................    (1,575)
                                     -----------
Net increase in shares owned.......    25,410
Shares owned, beginning of the
  period...........................     1,999
                                     -----------
Shares owned, end of period........    27,409
                                     -----------
                                     -----------
Cost of shares acquired............   137,028
                                     -----------
                                     -----------
Cost of shares redeemed............    (7,944)
                                     -----------
                                     -----------

    During the year ended December 31, 1997, transactions in shares were as follows:

                                                                                                                          CALVERT
                                                   PIC                                    PIC        PIC                  SOCIAL
                                       PIC       GROWTH         PIC           PIC        SMALL      CORE        PIC        SMALL
                                      MONEY        AND     INTERNATIONAL    GLOBAL        CAP        US       CAPITAL       CAP
                                     MARKET      INCOME       EQUITY        INCOME       VALUE     EQUITY     GROWTH      GROWTH
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Shares purchased.................      87,115      47,611       35,341         8,494      35,094     19,091     32,867           5
Shares received from reinvestment
  of dividends...................       1,088       9,094        3,142         1,045       5,514      2,037      2,783           1
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Total shares acquired............      88,203      56,705       38,483         9,539      40,608     21,128     35,650           6
Shares redeemed..................     (51,459)     (3,949)      (4,438)         (502)     (5,525)    (3,328)    (4,074)          0
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Net increase in shares owned.....      36,744      52,756       34,045         9,037      35,083     17,800     31,576           6
Shares owned, beginning of the
  period.........................      14,144      10,535        9,492         2,078      12,878      4,931      8,329           0
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Shares owned, end of period......      50,888      63,291       43,537        11,115      47,961     22,731     39,905           6
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Cost of shares acquired..........      88,203     935,011      510,945       101,056     461,282    383,087    532,941          91
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Cost of shares redeemed..........     (51,459)    (67,285)     (59,628)       (5,421)    (66,165)   (61,399)   (60,768)         (6)
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
                                   -----------  ---------  -------------  -----------  ---------  ---------  ---------  -----------


                                     CALVERT
                                     SOCIAL
                                    BALANCED
                                   -----------
Shares purchased.................          43
Shares received from reinvestment
  of dividends...................           3
                                   -----------
Total shares acquired............          46
Shares redeemed..................          (3)
                                   -----------
Net increase in shares owned.....          43
Shares owned, beginning of the
  period.........................           0
                                   -----------
Shares owned, end of period......          43
                                   -----------
                                   -----------
Cost of shares acquired..........          95
                                   -----------
                                   -----------
Cost of shares redeemed..........          (6)
                                   -----------
                                   -----------

                                                                MFS                                                OPPENHEIMER
                                       MFS                    GROWTH       MFS       OPPENHEIMER                     GROWTH
                                     EMERGING      MFS         WITH       TOTAL       AGGRESSIVE     OPPENHEIMER       AND
                                      GROWTH     RESEARCH     INCOME      RETURN        GROWTH         GROWTH        INCOME
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Shares purchased...................    4,911         9,082         428        300        1,467          2,418           599
Shares received from reinvestment
  of dividends.....................        0             0          10          0            0              0             1
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Total shares acquired..............    4,911         9,082         438        300        1,467          2,418           600
Shares redeemed....................   (1,200)       (1,408)        (12)      (126)         (94)          (122)          (19)
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Net increase in shares owned.......    3,711         7,674         426        174        1,373          2,296           581
Shares owned, beginning of the
  period...........................        0             0           0          0            0              0             0
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Shares owned, end of period........    3,711         7,674         426        174        1,373          2,296           581
                                     --------   ----------   ---------   --------      -------       -----------   -----------
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Cost of shares acquired............   79,661       142,783       7,206      4,762       60,457         77,973        12,131
                                     --------   ----------   ---------   --------      -------       -----------   -----------
                                     --------   ----------   ---------   --------      -------       -----------   -----------
Cost of shares redeemed............  (19,390)      (22,177)       (193)    (1,977)      (3,938)        (4,046)         (394)
                                     --------   ----------   ---------   --------      -------       -----------   -----------
                                     --------   ----------   ---------   --------      -------       -----------   -----------


                                     OPPENHEIMER
                                      STRATEGIC
                                        BOND
                                     -----------
Shares purchased...................     2,012
Shares received from reinvestment
  of dividends.....................        39
                                     -----------
Total shares acquired..............     2,051
Shares redeemed....................       (52)
                                     -----------
Net increase in shares owned.......     1,999
Shares owned, beginning of the
  period...........................         0
                                     -----------
Shares owned, end of period........     1,999
                                     -----------
                                     -----------
Cost of shares acquired............    10,623
                                     -----------
                                     -----------
Cost of shares redeemed............      (268)
                                     -----------
                                     -----------

4.  RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, sales, tax, surrender, cost of insurance protection and administrative charges. These deductions are

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

4.  RELATED PARTY TRANSACTIONS (CONTINUED)
made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $108,000 and $70,000 at December 31, 1998 and 1997, respectively.

5.  SUBSEQUENT EVENTS

    Protective Life has announced plans to liquidate the PIC Money Market account and replace it with the Oppenheimer Money Fund in 1999.


    In 1999, the Oppenheimer Growth Fund and the Oppenheimer Growth and Income Fund names will be changed to Oppenheimer Capital Appreciation and Oppenheimer Main Street Growth and Income, respectively.



    Additionally, six sub-accounts will be added to the Separate Account. These sub-accounts are MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Worldwide Hard Assets, and Van Eck Worldwide Real Estate. Sales will begin in the sub-accounts in 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

    In our opinion, the consolidated financial statements of Protective Life Insurance Company and Subsidiaries (the "Company") listed in the index on page F1 of this Form S-6 present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules listed in the index on page F1 of this Form S-6 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          /s/ PricewaterhouseCoopers, L.L.P.

February 11, 1999
Birmingham, Alabama

                       PROTECTIVE LIFE INSURANCE COMPANY



                       CONSOLIDATED STATEMENTS OF INCOME



                             (DOLLARS IN THOUSANDS)



                                                                 YEAR ENDED DECEMBER 31
                                                             -------------------------------
                                                               1998       1997       1996
                                                             ---------  ---------  ---------
REVENUES
  Premiums and policy fees.................................  $1,027,340 $ 814,420  $ 770,224
  Reinsurance ceded........................................   (459,215)  (334,214)  (308,174)
                                                             ---------  ---------  ---------
    Net of reinsurance ceded...............................    568,125    480,206    462,050
  Net investment income....................................    603,795    557,488    498,781
  Realized investment gains................................      2,136      1,824      5,510
  Other income.............................................     20,201      6,149      5,010
                                                             ---------  ---------  ---------
                                                             1,194,257  1,045,667    971,351
                                                             ---------  ---------  ---------
BENEFITS AND EXPENSES
  Benefits and settlement expenses (net of reinsurance
    ceded: 1998-$330,494; 1997-$180,605; 1996-$215,424)....    730,496    658,872    626,893
  Amortization of deferred policy acquisition costs........    111,188    107,175     91,001
  Other operating expenses (net of reinsurance ceded:
    1998-$166,375; 1997-$90,045; 1996-$81,839).............    172,228    129,870    128,148
                                                             ---------  ---------  ---------
                                                             1,013,912    895,917    846,042
                                                             ---------  ---------  ---------
INCOME BEFORE INCOME TAX...................................    180,345    149,750    125,309
INCOME TAX EXPENSE (BENEFIT)
  Current..................................................     48,237     66,283     44,908
  Deferred.................................................     14,925    (13,981)    (2,142)
                                                             ---------  ---------  ---------
                                                                63,162     52,302     42,766
                                                             ---------  ---------  ---------
NET INCOME.................................................  $ 117,183  $  97,448  $  82,543
                                                             ---------  ---------  ---------
                                                             ---------  ---------  ---------



                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                               DECEMBER 31
                                                                                          ----------------------
                                                                                             1998        1997
                                                                                          ----------  ----------
ASSETS
Investments:
  Fixed maturities, at market (amortized cost: 1998-$6,307,274; 1997-$6,221,871)........  $6,400,262  $6,348,252
  Equity securities, at market (cost: 1998-$15,151; 1997-$24,983).......................      12,258      15,006
  Mortgage loans on real estate.........................................................   1,623,603   1,313,478
  Investment real estate, net of accumulated depreciation (1998-$782; 1997-$671)........      14,868      13,469
  Policy loans..........................................................................     232,670     194,109
  Other long-term investments...........................................................      70,078      54,704
  Short-term investments................................................................     159,655      54,337
                                                                                          ----------  ----------
    Total investments...................................................................   8,513,394   7,993,355
Cash....................................................................................                  39,197
Accrued investment income...............................................................     100,395      94,095
Accounts and premiums receivable, net of allowance for uncollectible amounts
  (1998-$4,304; 1997-$5,292)............................................................      31,265      42,255
Reinsurance receivables.................................................................     756,370     591,457
Deferred policy acquisition costs.......................................................     841,425     632,605
Property and equipment, net.............................................................      42,374      36,407
Other assets............................................................................      34,632      14,445
Assets related to separate accounts
  Variable Annuity......................................................................   1,285,952     924,406
  Variable Universal Life...............................................................      13,606       3,634
  Other.................................................................................       3,482       3,425
                                                                                          ----------  ----------
                                                                                          $11,622,895 $10,375,281
                                                                                          ----------  ----------
                                                                                          ----------  ----------
LIABILITIES
Policy liabilities and accruals:
  Future policy benefits and claims.....................................................  $4,140,003  $3,324,294
  Unearned premiums.....................................................................     389,294     396,696
                                                                                          ----------  ----------
                                                                                           4,529,297   3,720,990
Guaranteed investment contract deposits.................................................   2,691,697   2,684,676
Annuity deposits........................................................................   1,519,820   1,511,553
Other policyholders' funds..............................................................     219,356     183,324
Other liabilities.......................................................................     226,310     246,081
Accrued income taxes....................................................................     (10,992)        941
Deferred income taxes...................................................................      51,735      49,417
Note payable............................................................................       2,363
Indebtedness to related parties.........................................................      20,898      28,055
Liabilities related to separate accounts
  Variable Annuity......................................................................   1,285,952     924,406
  Variable Universal Life...............................................................      13,606       3,634
  Other.................................................................................       3,482       3,425
                                                                                          ----------  ----------
    Total liabilities...................................................................  10,553,524   9,356,502
                                                                                          ----------  ----------
COMMITMENTS AND CONTINGENT LIABILITIES -- NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation
  preference $2,000.....................................................................           2           2
Common Stock, $1.00 par value...........................................................       5,000       5,000
  Shares authorized and issued: 5,000,000
Additional paid-in capital..............................................................     327,992     327,992
Note receivable from PLC Employee Stock Ownership Plan..................................      (5,199)     (5,378)
Retained earnings.......................................................................     686,519     629,436
Accumulated other comprehensive income
  Net unrealized gains on investments (net of income tax: 1998-$29,646; 1997-$33,238)...      55,057      61,727
                                                                                          ----------  ----------
    Total share-owner's equity..........................................................   1,069,371   1,018,779
                                                                                          ----------  ----------
                                                                                          $11,622,895 $10,375,281
                                                                                          ----------  ----------
                                                                                          ----------  ----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  NOTE
                                                                  ADDITIONAL   RECEIVABLE             NET UNREALIZED   TOTAL SHARE-
                                           PREFERRED     COMMON    PAID-IN      FROM PLC    RETAINED  GAINS (LOSSES)      OWNER'S
                                             STOCK        STOCK    CAPITAL        ESOP      EARNINGS  ON INVESTMENTS      EQUITY
                                          ------------   -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1995..............                 $5,000    $144,494     $(5,765)    $449,645    $  57,863       $  651,237
                                                                                                                       -------------
  Net income for 1996...................                                                     82,543                         82,543
  Decrease in net unrealized gains on
    investments (net of income tax:
    $(25,627))..........................                                                                  (47,593)         (47,593)
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(1,928))............                                                                   (3,582)          (3,582)
                                                                                                                       -------------
  Comprehensive income for 1996.........                                                                                    31,368
                                                                                                                       -------------
  Redemption feature of preferred stock
    removed-Note I......................      $  2                    1,998                                                  2,000
  Preferred dividends ($50 per share)...                                                       (100 )                         (100)
  Capital contribution from PLC.........                             91,500                                                 91,500
  Decrease in note receivable from PLC
    ESOP................................                                            186                                        186
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1996..............         2        5,000     237,992      (5,579)    532,088         6,688          776,191
                                                                                                                       -------------
  Net income for 1997...................                                                     97,448                         97,448
  Increase in net unrealized gains on
    investments (net of income tax-
    $30,275)............................                                                                   56,225           56,225
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(638))..............                                                                   (1,186)          (1,186)
                                                                                                                       -------------
  Comprehensive income for 1997.........                                                                                   152,487
                                                                                                                       -------------
  Preferred dividends ($50 per share)...                                                       (100 )                         (100)
  Capital contribution from PLC.........                             90,000                                                 90,000
  Decrease in note receivable from PLC
    ESOP................................                                            201                                        201
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1997..............         2        5,000     327,992      (5,378)    629,436        61,727        1,018,779
                                                                                                                       -------------
  Net income for 1998...................                                                    117,183                        117,183
  Decrease in net unrealized gains on
    investments (net of income tax-
    ($2,844))...........................                                                                   (5,281)          (5,281)
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(747))..............                                                                   (1,389)          (1,389)
                                                                                                                       -------------
  Comprehensive income for 1998.........                                                                                   110,513
                                                                                                                       -------------
  Common dividends ($12 per share)......                                                    (60,000 )                      (60,000)
  Preferred dividends ($50 per share)...                                                       (100 )                         (100)
  Decrease in note receivable from PLC
    ESOP................................                                            179                                        179
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1998..............      $  2       $5,000    $327,992     $(5,199)    $686,519    $  55,057       $1,069,371
                                               ---       -------  ----------   ----------   --------  --------------   -------------
                                               ---       -------  ----------   ----------   --------  --------------   -------------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)

                                                                                            DECEMBER 31
                                                                               -------------------------------------
                                                                                  1998         1997         1996
                                                                               -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.................................................................  $   117,183  $    97,448  $    82,543
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of deferred policy acquisition costs........................      111,188      107,175       91,001
    Capitalization of deferred policy acquisition costs......................     (192,838)    (135,211)     (77,078)
    Depreciation expense.....................................................        7,110        5,124        5,333
    Deferred income taxes....................................................       14,925      (17,918)      (2,442)
    Accrued income taxes.....................................................      (11,933)      (5,558)         893
    Interest credited to universal life and investment products..............      352,721      299,004      280,377
    Policy fees assessed on universal life and investment products...........     (139,689)    (131,582)    (116,401)
    Change in accrued investment income and other receivables................     (159,362)    (158,798)     (70,987)
    Change in policy liabilities and other policyholder funds of
      traditional life and health products...................................      322,464      279,522      133,621
    Change in other liabilities..............................................      (19,771)      65,393        7,209
    Other (net)..............................................................      (22,634)      (1,133)      (4,281)
                                                                               -----------  -----------  -----------
Net cash provided by operating activities....................................      379,364      403,466      329,788
                                                                               -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Maturities and principal reduction of investments:
    Investments available for sale...........................................   10,445,407    6,462,663    1,327,323
    Other....................................................................      198,559      324,242      168,898
  Sale of investments:
    Investment available for sale............................................    1,080,265    1,108,058    1,569,119
    Other....................................................................      155,906      695,270      568,218
  Cost of investments acquired:
    Investments available for sale...........................................  (11,507,234)  (8,428,804)  (3,798,631)
    Other....................................................................     (662,350)    (718,335)    (400,322)
  Acquisitions and bulk reinsurance assumptions..............................                  (169,124)     264,126
  Purchase of property and equipment.........................................      (13,077)      (6,087)      (6,899)
  Sale of property and equipment.............................................                     2,681          288
                                                                               -----------  -----------  -----------
Net cash used in investing activities........................................     (302,524)    (729,436)    (307,880)
                                                                               -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under line of credit arrangements and long-term debt............    1,975,800    1,159,538      941,438
  Capital contribution from PLC..............................................                    90,000       91,500
  Principal payments on line of credit arrangements and long-term debt.......   (1,973,437)  (1,159,538)    (941,438)
  Principal payment on surplus note to PLC...................................       (2,000)      (4,693)     (10,000)
  Dividends to share-owner...................................................      (60,100)        (100)        (100)
  Investment product deposits and change in universal life deposits..........      981,124      910,659      949,122
  Investment product withdrawals.............................................   (1,037,424)    (745,083)    (944,244)
                                                                               -----------  -----------  -----------
Net cash provided by (used in) financing activities..........................     (116,037)     250,783       86,278
                                                                               -----------  -----------  -----------
INCREASE (DECREASE) IN CASH..................................................      (39,197)     (75,187)     108,186
CASH AT BEGINNING OF YEAR....................................................       39,197      114,384        6,198
                                                                               -----------  -----------  -----------
CASH AT END OF YEAR..........................................................  $         0  $    39,197  $   114,384
                                                                               -----------  -----------  -----------
                                                                               -----------  -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year:
    Interest on debt.........................................................  $     8,338  $     4,343  $     4,633
    Income taxes.............................................................  $    57,429  $    70,133  $    43,478
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
  Reduction of principal on note from ESOP...................................  $       179  $       201  $       186
  Acquisitions and bulk reinsurance assumptions
    Assets acquired..........................................................  $   247,894  $ 1,114,832  $   296,935
    Liabilities assumed......................................................     (380,405)    (902,267)    (364,862)
                                                                               -----------  -----------  -----------
    Net......................................................................  $  (132,511) $   212,565  $   (67,927)
                                                                               -----------  -----------  -----------
                                                                               -----------  -----------  -----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

    ENTITIES INCLUDED

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

    NATURE OF OPERATIONS

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

    RECENTLY ISSUED ACCOUNTING STANDARDS

    In 1997 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" SFAS No. 130, "Reporting Comprehensive Income;" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information."

    In 1998 PLC adopted SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits."

    The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

    INVESTMENTS

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

    - Fixed maturities (bonds, bank loan participations, and redeemable preferred stocks) -- at current market value.

    - Equity securities (common and nonredeemable preferred stocks) -- at current market value.

    - Mortgage loans on real estate -- at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

    - Investment real estate -- at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

    - Policy loans -- at unpaid balances.

    - Other long-term investments -- at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

    - Short-term investments -- at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.9 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported shareowner's equity will fluctuate significantly as interest rates change.

    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

                                                                     1998           1997
                                                                 -------------  -------------
Total investments..............................................  $   8,412,167  $   7,876,952
Deferred policy acquisition costs..............................        857,949        654,043
All other assets...............................................      2,268,076      1,749,321
                                                                 -------------  -------------
                                                                 $  11,538,192  $  10,280,316
                                                                 -------------  -------------
                                                                 -------------  -------------
Deferred income taxes..........................................  $      22,089  $      16,179
All other liabilities..........................................     10,501,789      9,307,085
                                                                 -------------  -------------
                                                                    10,523,878      9,323,264
Share-owner's equity...........................................      1,014,314        957,052
                                                                 -------------  -------------
                                                                 $  11,538,192  $  10,280,316
                                                                 -------------  -------------
                                                                 -------------  -------------

    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    DERIVATIVE FINANCIAL INSTRUMENTS

    Protective does not use derivative financial instruments for trading purposes. Combinations of swaps, futures contracts and options on treasury notes are currently being used as hedges for asset/liability management of certain investments, primarily mortgage loans on real estate, mortgage-backed securities, and liabilities arising from interest-sensitive products such as guaranteed investment contracts and individual annuities. Realized investment gains and losses on such contracts are deferred and amortized over the life of the hedged asset. No realized investment gains or losses were deferred in 1998. Net realized gains of $1.5 million were deferred in 1997. At December 31, 1998 and 1997, options and open futures contracts with notional amounts of $975.0 million and $925.0 million, respectively, had net unrealized losses of $0.5 million and $0.4 million respectively.

    Protective uses interest rate swap contracts to convert certain investments and liabilities from a variable to a fixed rate of interest and from a fixed rate to variable rate of interest. At December 31, 1998, related open interest rate swap contracts with a notional amount of $55.3 million were in a $0.2 million net unrealized loss position. At December 31, 1997, related open interest rate swap contracts with a notional amount of $95.3 million were in a $0.1 million net unrealized loss position.

    CASH

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts.

    PROPERTY AND EQUIPMENT

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

    Property and equipment consisted of the following at December 31:

                                                                            1998       1997
                                                                          ---------  ---------
Home office building....................................................  $  37,959  $  37,459
Other, principally furniture and equipment..............................     58,958     46,937
                                                                          ---------  ---------
                                                                             96,917     84,396
Accumulated depreciation................................................     54,543     47,989
                                                                          ---------  ---------
                                                                          $  42,374  $  36,407
                                                                          ---------  ---------
                                                                          ---------  ---------

    SEPARATE ACCOUNTS

    Protective operates separate accounts, some in which Protective bears the investment risk and others in which the investments risk rests with the contractholder. The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    REVENUES AND BENEFITS EXPENSE

    - Traditional Life and Health Insurance Products -- Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

      Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

    Activity in the liability for unpaid claims is summarized as follows:

                                                              1998        1997        1996
                                                           ----------  ----------  ----------
Balance beginning of year................................  $  106,121  $  108,159  $   73,642
  Less reinsurance.......................................      18,673       6,423       3,330
                                                           ----------  ----------  ----------
Net balance beginning of year............................      87,448     101,736      70,312
                                                           ----------  ----------  ----------
Incurred related to:
Current year.............................................     288,015     258,322     275,524
Prior year...............................................     (10,198)    (14,540)     (2,417)
                                                           ----------  ----------  ----------
  Total incurred.........................................     277,817     243,782     273,107
                                                           ----------  ----------  ----------
Paid related to:
Current year.............................................     236,001     203,381     197,163
Prior year...............................................      58,951      58,104      57,812
                                                           ----------  ----------  ----------
  Total paid.............................................     294,952     261,485     254,975
                                                           ----------  ----------  ----------
Other changes:
  Acquisitions and reserve transfers.....................           0       3,415      13,292
                                                           ----------  ----------  ----------
Net balance end of year..................................      70,313      87,448     101,736
  Plus reinsurance.......................................      20,019      18,673       6,423
                                                           ----------  ----------  ----------
Balance end of year......................................  $   90,332  $  106,121  $  108,159
                                                           ----------  ----------  ----------
                                                           ----------  ----------  ----------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    - Universal Life and Investment Products -- Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1998.

      Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    DEFERRED POLICY ACQUISITION COSTS

    Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are being amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $370.3 million and $274.9 million at December 31, 1998 and 1997, respectively. During 1998 $132.5 million of present value of future profits on acquisitions made during the year was capitalized and $37.1 million was amortized. During 1997 $136.2 million of present value of future profits on acquisitions made during the year was capitalized, and $28.9 million was amortized.

    INCOME TAXES

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    RECLASSIFICATIONS

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or share-owner's equity.

NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with generally accepted accounting principals ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stock-owner's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

                                                NET INCOME                  SHARE-OWNER'S EQUITY
                                      -------------------------------  -------------------------------
                                        1998       1997       1996       1998       1997       1996
                                      ---------  ---------  ---------  ---------  ---------  ---------
In conformity with statutory
  reporting practices: (1)..........  $ 147,077  $ 134,417  $ 102,337  $ 531,956  $ 579,111  $ 456,320
Additions (deductions) by
  adjustment:
  Deferred policy acquisition
    costs, net of amortization......     68,155     10,310     (2,830)   841,425    632,605    488,201
  Deferred income tax...............    (14,925)    13,981      2,142    (51,735)   (49,417)   (37,722)
  Asset Valuation Reserve...........                                      66,922     67,369     64,233
  Interest Maintenance Reserve......     (1,355)    (1,434)    (2,142)    15,507      9,809     17,682
  Nonadmitted items.................                                      42,835     30,500     21,610
  Other timing and valuation
    adjustments.....................    (76,214)   (54,494)   (11,210)  (282,480)  (215,448)  (197,227)
  Noninsurance affiliates...........     18,171     17,530     11,104                    (4)         4
  Consolidation elimination.........    (23,726)   (22,862)   (16,858)   (95,059)   (35,746)   (36,910)
                                      ---------  ---------  ---------  ---------  ---------  ---------
In conformity with generally
  accepted accounting principles....  $ 117,183  $  97,448  $  82,543  $1,069,371 $1,018,779   776,191
                                      ---------  ---------  ---------  ---------  ---------  ---------
                                      ---------  ---------  ---------  ---------  ---------  ---------

------------------------
(1) Consolidated

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                              1998        1997        1996
                                                           ----------  ----------  ----------
Fixed maturities.........................................  $  463,416  $  396,255  $  310,353
Equity securities........................................         905       1,186       2,124
Mortgage loans on real estate............................     158,461     161,604     153,463
Investment real estate...................................       1,224       2,004       1,875
Policy loans.............................................      12,346      11,370      10,378
Other, principally short-term investments................      16,536      21,876      51,637
                                                           ----------  ----------  ----------
                                                              652,888     594,295     529,830
Investment expenses......................................      49,093      36,807      31,049
                                                           ----------  ----------  ----------
                                                           $  603,795  $  557,488  $  498,781
                                                           ----------  ----------  ----------
                                                           ----------  ----------  ----------

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

Fixed maturities.................................  $   4,374  $  (8,355) $  (7,101)
Equity securities................................     (4,465)     5,975      1,733
Mortgage loans and other investments.............      2,227      4,204     10,878
                                                   ---------  ---------  ---------
                                                   $   2,136  $   1,824  $   5,510
                                                   ---------  ---------  ---------
                                                   ---------  ---------  ---------

    Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $24.1 million at December 31, 1998 and $23.0 million at December 31, 1997. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment gains of $3.2 million in 1998, net realized investment losses of $6.1 million in 1997, and net realized investment gains of $3.7 million in 1996.

    In 1998, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $32.3 million and gross losses were $32.5 million. In 1997, gross gains were $21.3 million and gross losses were $23.5 million. In 1996, gross gains were $6.9 million and gross losses were $11.8 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)

    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

                                                                                GROSS        GROSS      ESTIMATED
                                                                AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1998                                                               COST         GAINS       LOSSES        VALUES
-------------------------------------------------------------  ------------  -----------  -----------  ------------
Fixed maturities:
  Bonds:
    Mortgage-backed..........................................  $  2,581,561   $  41,626    $  33,939   $  2,589,248
    United States Government and authorities.................        72,697       2,812                      75,509
    States, municipalities, and political subdivisions.......        29,521       1,131                      30,652
    Public utilities.........................................       533,082      15,066                     548,148
    Convertibles and bonds with warrants.....................           694                      179            515
    All other corporate bonds................................     3,083,782      98,992       32,629      3,150,145
  Redeemable preferred stocks................................         5,937         108                       6,045
                                                               ------------  -----------  -----------  ------------
                                                                  6,307,274     159,735       66,747      6,400,262
Equity securities............................................        15,151         456        3,349         12,258
Short-term investments.......................................       159,655                                 159,655
                                                               ------------  -----------  -----------  ------------
                                                               $  6,482,080   $ 160,191    $  70,096   $  6,572,175
                                                               ------------  -----------  -----------  ------------
                                                               ------------  -----------  -----------  ------------

                                                                                GROSS        GROSS      ESTIMATED
                                                                AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1997                                                               COST         GAINS       LOSSES        VALUES
-------------------------------------------------------------  ------------  -----------  -----------  ------------
Fixed maturities:
  Bonds:
    Mortgage-backed..........................................  $  2,982,266   $  54,103    $  16,577   $  3,019,792
    United States Government and authorities.................       160,484       1,366            0        161,850
    States, municipalities, and political subdivisions.......        31,621         532            0         32,153
    Public utilities.........................................       481,679       7,241            0        488,920
    Convertibles and bonds with warrants.....................           694           0          168            526
    All other corporate bonds................................     2,559,186      80,903        1,019      2,639,070
  Redeemable preferred stocks................................         5,941           0            0          5,941
                                                               ------------  -----------  -----------  ------------
                                                                  6,221,871     144,145       17,764      6,348,252
Equity securities............................................        24,983         300       10,277         15,006
Short-term investments.......................................        54,337           0            0         54,337
                                                               ------------  -----------  -----------  ------------
                                                               $  6,301,190   $ 144,445    $  28,041   $  6,417,595
                                                               ------------  -----------  -----------  ------------
                                                               ------------  -----------  -----------  ------------

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

                                                                                   ESTIMATED
                                                                     AMORTIZED       MARKET
1998                                                                    COST         VALUES
------------------------------------------------------------------  ------------  ------------
Due in one year or less...........................................  $    705,859  $    709,686
Due after one year through five years.............................     3,255,973     3,325,078
Due after five years through ten years............................     1,655,055     1,690,581
Due after ten years...............................................       690,387       674,917
                                                                    ------------  ------------
                                                                    $  6,307,274  $  6,400,262
                                                                    ------------  ------------
                                                                    ------------  ------------

                                                                                   ESTIMATED
                                                                     AMORTIZED       MARKET
1997                                                                    COST         VALUES
------------------------------------------------------------------  ------------  ------------
Due in one year or less...........................................  $    456,248  $    460,994
Due after one year through five years.............................     2,774,769     2,815,553
Due after five years through ten years............................     2,377,989     2,440,193
Due after ten years...............................................       612,865       631,512
                                                                    ------------  ------------
                                                                    $  6,221,871  $  6,348,252
                                                                    ------------  ------------
                                                                    ------------  ------------

    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

RATING                                                                         1998       1997
---------------------------------------------------------------------------  ---------  ---------
AAA........................................................................       34.3%      41.1%
AA.........................................................................        6.2        4.8
A..........................................................................       29.4       29.1
BBB........................................................................       26.5       21.9
BB or less.................................................................        3.5        3.0
Redeemable preferred stocks................................................        0.1        0.1
                                                                             ---------  ---------
                                                                                 100.0%     100.0%
                                                                             ---------  ---------
                                                                             ---------  ---------

At December 31, 1998 and 1997, Protective had bonds which were rated less than investment grade of $222.9 million and $195.2 million, respectively, having an amortized cost of $252.0 million and $193.6 million, respectively. At December 31, 1998, approximately $83.5 million of the bonds rates less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $817.9 million of bonds are not publically traded.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

                                                                1998       1997        1996
                                                             ----------  ---------  ----------
Fixed maturities...........................................  $  (21,705) $  72,741  $  (56,898)
Equity securities..........................................  $    4,605  $  (8,813) $      207

    At December 31, 1998, all of Protective's mortgage loans were commercial loans of which 75% were retail, 10% were apartments, 8% were warehouses, and 6% were office buildings. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 82% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Georgia, Florida, Texas, North Carolina, Tennessee, Virginia, Alabama, South Carolina, Kentucky, Ohio, Maryland, California, Mississippi, and Washington.

    Many of the mortgage loans have call provisions after three to ten years. Assuming the loans are called at their next call dates, approximately $48.1 million would become due in 1999, $348.9 million in 2000 to 2003, and $209.1 million in 2004 to 2008.

    At December 31, 1998, the average mortgage loan was approximately $2.0 million, and the weighted average interest rate was 8.3%. The largest single mortgage loan was $12.8 million.

    At December 31, 1998 and 1997, Protective's problem mortgage loans and foreclosed properties totaled $11.7 million and $17.7 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments, principally real estate, with a carrying value of $10.6 million were nonincome producing for the twelve months ended December 31, 1998.

    Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D -- FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

                                                              1998   1997   1996
                                                              -----  -----  -----
Statutory federal income tax rate applied to pretax
  income....................................................   35.0%  35.0%  35.0%
Dividends received deduction and tax-exempt interest........   (0.1)  (0.2)  (0.4)
Low-income housing credit...................................   (0.5)  (0.6)  (0.6)
Tax benefits arising from prior acquisitions and other
  adjustments...............................................    0.1    0.7    0.1
State income taxes..........................................    0.5
                                                              -----  -----  -----
Effective income tax rate...................................   35.0%  34.9%  34.1%
                                                              -----  -----  -----
                                                              -----  -----  -----

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE D -- FEDERAL INCOME TAXES (CONTINUED)
    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

                                                                         1998        1997        1996
                                                                      ----------  ----------  ----------
Deferred policy acquisition costs...................................  $   60,746  $    7,054  $   15,542
Benefit and other policy liability changes..........................     (41,268)    (23,564)    (16,321)
Temporary differences of investment income..........................      (3,491)      2,516      (1,163)
Other items.........................................................      (1,062)         13        (200)
                                                                      ----------  ----------  ----------
                                                                      $   14,925  $  (13,981) $   (2,142)
                                                                      ----------  ----------  ----------
                                                                      ----------  ----------  ----------

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

                                                                                     1998        1997
                                                                                  ----------  ----------
Deferred income tax assets:
  Policy and policyholder liability reserves....................................  $  190,328  $  138,701
  Other.........................................................................       2,091       1,029
                                                                                  ----------  ----------
                                                                                     192,419     139,730
                                                                                  ----------  ----------
Deferred income tax liabilities:
  Deferred policy acquisition costs.............................................     211,641     150,895
  Unrealized gain on investments................................................      32,513      38,252
                                                                                  ----------  ----------
                                                                                     244,154     189,147
                                                                                  ----------  ----------
  Net deferred income tax liability.............................................  $   51,735  $   49,417
                                                                                  ----------  ----------
                                                                                  ----------  ----------

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1998 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $769 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate involuntarily paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E -- DEBT

    At December 31, 1998, PLC had borrowed $18.5 million at a rate of 5.8%. PLC had also borrowed $30.0 million at a rate of 5.4% under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE E -- DEBT (CONTINUED)
including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1998 and 1997. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.4 million that matures in 2003.

    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1998, the balance of the surplus debenture was $18.0 million. The debenture matures in 2003.

    Indebtedness to related parties also consists of payables to affiliates under control of PLC in the amount of $2.9 million at December 31, 1998. Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    Interest expense on borrowed money totaled $8.3 million, $4.3 million, and $4.6 million, in 1998, 1997, and 1996, respectively.

NOTE F -- RECENT ACQUISITIONS

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

    In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective dates of the agreements.

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED) unpredictable material adverse judgments in any given punitive damage suit. Protective and its subsidiaries, like other insurers, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted with certainty, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H -- SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 1998, approximately $608.6 million of consolidated share-owner's equity excluding net unrealized gains and losses represented net assets of Protective that cannot be transferred in the form of dividends, loans, or advances to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 1999 is estimated to be $138.9 million. Dividends of $60.0 million were paid to PLC in 1998.

NOTE I -- PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). During 1996, PL&A's articles of incorporation were amended such that the preferred stock is redeemable solely at the discretion of PL&A. Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. Dividends of $0.1 million were paid to PLC in 1998, 1997, and 1996. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J -- RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.2 million at December 31, 1998, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

    Protective leases furnished office space and computers to affiliates. Lease revenues were $3.0 million in 1998, $3.1 million in 1997, and $3.7 million in 1996. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $56.2 million, $51.6 million, and $50.4 million in 1998, 1997, and 1996, respectively. Commissions paid to affiliated marketing organizations of $8.4 million, $5.2 million, and $7.4 million in 1998, 1997, and 1996, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums, policy fees, or deposits for various types of insurance and investment products. Such premiums, policy fees, and

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE J -- RELATED PARTY MATTERS (CONTINUED) deposits amounted to $28.6 million, $21.4 million and $31.2 million in 1998, 1997, and 1996, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $7.3 million, $5.4 million and $5.0 million in 1998, 1997, and 1996, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K -- OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

LIFE INSURANCE

    INDIVIDUAL LIFE DIVISION. The Individual Life Division markets universal life, variable universal life, and level premium term and term-like insurance products on a national basis through a network of independent insurance agents.

    WEST COAST DIVISION. The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

    ACQUISITIONS DIVISION. The Acquisitions Division focuses solely on acquiring, converting, and servicing policies acquired from other companies. These acquisitions may be accomplished through acquisitions of companies or through the assumption or reinsurance of life insurance and related policies.

SPECIALTY INSURANCE PRODUCTS

    DENTAL AND CONSUMER BENEFITS DIVISION. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

    FINANCIAL INSTITUTIONS DIVISION. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

    GUARANTEED INVESTMENT CONTRACTS DIVISION. The Guaranteed Investment Contracts ("GIC") Division markets GICs to 401(k) and other qualified retirement savings plans. The Division also offers related products, including fixed and floating rate funding agreements offered to the trustees of municipal bond proceeds, bank trust departments, and money market funds, and long-term annuity contracts offered to fund certain state obligations.

    INVESTMENT PRODUCTS DIVISION. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE K -- OPERATING SEGMENTS (CONTINUED)
CORPORATE AND OTHER

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

    There are no significant intersegment transactions.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED)

    Operating segment income and assets for the years ended December 31 are as follows:

                                      LIFE INSURANCE
                           -------------------------------------
                           INDIVIDUAL
OPERATING SEGMENT INCOME      LIFE     WEST COAST  ACQUISITIONS
-------------------------  ----------  ----------  -------------
1998
Premiums and policy
  fees...................  $  228,701  $  75,757     $  125,329
Reinsurance ceded........    (102,533)   (53,377 )      (28,594)
                           ----------  ----------  -------------
  Net of reinsurance
    ceded................     126,168     22,380         96,735
Net investment income....      55,779     63,492        112,154
Realized investment gains
  (losses)...............
Other income.............          70          6          1,713
                           ----------  ----------  -------------
    Total revenues.......     182,017     85,878        210,602
                           ----------  ----------  -------------
Benefits and settlement
  expenses...............     106,308     54,617        112,051
Amortization of deferred
  policy acquisition
  costs..................      30,543      4,924         18,894
Other operating
  expenses...............      14,983      5,354         26,717
                           ----------  ----------  -------------
    Total benefits and
     expenses............     151,834     64,895        157,662
                           ----------  ----------  -------------
Income before income
  tax....................      30,183     20,983         52,940
Income tax expense.......
                           ----------  ----------  -------------
Net income...............
                           ----------  ----------  -------------
1997
Premiums and policy
  fees...................  $  182,746  $  41,290     $  120,504
Reinsurance ceded........     (55,266)   (27,168 )      (17,869)
                           ----------  ----------  -------------
  Net of reinsurance
    ceded................     127,480     14,122        102,635
Net investment income....      54,593     30,194        110,155
Realized investment gains
  (losses)...............
Other income.............         617                        10
                           ----------  ----------  -------------
    Total revenues.......     182,690     44,316        212,800
                           ----------  ----------  -------------
Benefits and settlement
  expenses...............     114,678     28,304        116,506
Amortization of deferred
  policy acquisition
  costs..................      27,354        961         16,606
Other operating
  expenses...............      18,178      6,849         23,016
                           ----------  ----------  -------------
    Total benefits and
     expenses............     160,210     36,114        156,128
                           ----------  ----------  -------------
Income before income
  tax....................      22,480      8,202         56,672
Income tax expense.......
                           ----------  ----------  -------------
Net income...............
                           ----------  ----------  -------------
1996
Premiums and policy
  fees...................  $  154,295                $  125,798
Reinsurance ceded........     (37,585)                  (19,255)
                           ----------  ----------  -------------
  Net of reinsurance
    ceded................     116,710                   106,543
Net investment income....      48,442                   106,015
Realized investment gains
  (losses)...............       3,098
Other income.............       1,056                       641
                           ----------  ----------  -------------
    Total revenues.......     169,306                   213,199
                           ----------  ----------  -------------
Benefits and settlement
  expenses...............      96,404                   118,181
Amortization of deferred
  policy acquisition
  costs..................      28,393                    17,162
Other operating
  expenses...............      28,611                    24,292
                           ----------  ----------  -------------
    Total benefits and
     expenses............     153,408                   159,635
                           ----------  ----------  -------------
Income before income
  tax....................      15,898                    53,564
Income tax expense.......
                           ----------  ----------  -------------
Net income...............
                           ----------  ----------  -------------
OPERATING SEGMENT ASSETS
-------------------------
1998
Investments and other
  assets.................  $1,076,202  $1,149,642    $1,600,123
Deferred policy
  acquisition costs......     301,941    144,455        255,347
                           ----------  ----------  -------------
Total assets.............  $1,378,143  $1,294,097    $1,855,470
                           ----------  ----------  -------------
1997
Investments and other
  assets.................  $  960,316  $ 910,030     $1,401,294
Deferred policy
  acquisition costs......     252,321    108,126        138,052
                           ----------  ----------  -------------
Total assets.............  $1,212,637  $1,018,156    $1,539,346
                           ----------  ----------  -------------
1996
Investments and other
  assets.................  $  814,728                $1,423,081
Deferred policy
  acquisition costs......     220,232                   156,172
                           ----------  ----------  -------------
Total assets.............  $1,034,960                $1,579,253
                           ----------  ----------  -------------

----------------------------------------

(1) Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED)

                               SPECIALTY INSURANCE         RETIREMENT SAVINGS AND
                                    PRODUCTS                 INVESTMENT PRODUCTS
                           ---------------------------   ---------------------------
                           DENTAL AND                     GUARANTEED                   CORPORATE
                            CONSUMER       FINANCIAL      INVESTMENT     INVESTMENT       AND                             TOTAL
                            BENEFITS     INSTITUTIONS     CONTRACTS       PRODUCTS       OTHER      ADJUSTMENTS(1)    CONSOLIDATED
                           -----------   -------------   ------------   ------------   ----------   ---------------   -------------
1998
Premiums and policy
  fees...................   $ 277,316      $ 301,230                    $   18,809      $    198                       $ 1,027,340
Reinsurance ceded........     (85,753)      (188,958)                                                                     (459,215)
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
  Net of reinsurance
    ceded................     191,563        112,272                        18,809           198                           568,125
Net investment income....      15,245         25,068     $  213,136        105,827        13,094                           603,795
Realized investment gains
  (losses)...............                                     1,609          1,318                       $ (791)             2,136
Other income.............       4,295         10,302                         1,799         2,016                            20,201
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total revenues.......     211,103        147,642        214,745        127,753        15,308                         1,194,257
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Benefits and settlement
  expenses...............     140,632         52,629        178,745         85,045           469                           730,496
Amortization of deferred
  policy acquisition
  costs..................      10,352         28,526            735         17,213             1                           111,188
Other operating
  expenses...............      49,913         48,837          2,876         14,428         9,120                           172,228
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total benefits and
     expenses............     200,897        129,992        182,356        116,686         9,590                         1,013,912
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Income before income
  tax....................      10,206         17,650         32,389         11,067         5,718                           180,345
Income tax expense.......                                                                                63,162             63,162
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Net income...............                                                                                              $   117,183
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1997
Premiums and policy
  fees...................   $ 260,590      $ 196,694                    $   12,367      $    229                       $   814,420
Reinsurance ceded........    (109,480)      (124,431)                                                                     (334,214)
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
  Net of reinsurance
    ceded................     151,110         72,263                        12,367           229                           480,206
Net investment income....      23,810         16,341     $  211,915        105,196         5,284                           557,488
Realized investment gains
  (losses)...............                                    (3,180)           589                       $4,415              1,824
Other income.............       1,278          3,033                          (192)        1,403                             6,149
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total revenues.......     176,198         91,637        208,735        117,960         6,916                         1,045,667
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Benefits and settlement
  expenses...............     110,148         27,643        179,235         82,019           339                           658,872
Amortization of deferred
  policy acquisition
  costs..................      15,711         30,812            618         15,110             3                           107,175
Other operating
  expenses...............      38,572         20,165          3,945         12,312         6,833                           129,870
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total benefits and
     expenses............     164,431         78,620        183,798        109,441         7,175                           895,917
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Income before income
  tax....................      11,767         13,017         24,937          8,519          (259)                          149,750
Income tax expense.......                                                                                52,302             52,302
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Net income...............                                                                                              $    97,448
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1996
Premiums and policy
  fees...................   $ 288,050      $ 193,236                    $    8,189      $    656                       $   770,224
Reinsurance ceded........    (131,520)      (119,814)                                                                     (308,174)
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
  Net of reinsurance
    ceded................     156,530         73,422                         8,189           656                           462,050
Net investment income....      16,249         13,898     $  214,369         98,719         1,089                           498,781
Realized investment gains
  (losses)...............                                    (7,963)         3,858                       $6,517              5,510
Other income.............       2,193                                           56         1,064                             5,010
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total revenues.......     174,972         87,320        206,406        110,822         2,809                           971,351
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Benefits and settlement
  expenses...............     125,797         42,781        169,927         73,093           710                           626,893
Amortization of deferred
  policy acquisition
  costs..................       5,326         24,900            509         14,710             1                            91,001
Other operating
  expenses...............      43,028         10,673          3,840         13,196         4,508                           128,148
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
    Total benefits and
     expenses............     174,151         78,354        174,276        100,999         5,219                           846,042
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Income before income
  tax....................         821          8,966         32,130          9,823        (2,410)                          125,309
Income tax expense.......                                                                                42,766             42,766
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Net income...............                                                                                              $    82,543
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
OPERATING SEGMENT ASSETS
-------------------------
1998
Investments and other
  assets.................   $ 197,337      $ 645,909     $2,869,304     $2,542,536      $700,417                       $10,781,470
Deferred policy
  acquisition costs......      23,836         39,212          1,448         75,177             9                           841,425
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Total assets.............   $ 221,173      $ 685,121     $2,870,752     $2,617,713      $700,426                       $11,622,895
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1997
Investments and other
  assets.................   $ 208,071      $ 536,058     $2,887,732     $2,313,279      $525,896                       $ 9,742,676
Deferred policy
  acquisition costs......      22,459         52,836          1,785         56,074           952                           632,605
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Total assets.............   $ 230,530      $ 588,894     $2,889,517     $2,369,353      $526,848                       $10,375,281
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
1996
Investments and other
  assets.................   $ 205,696      $ 312,826     $2,606,873     $1,821,250      $490,688                       $ 7,675,142
Deferred policy
  acquisition costs......      27,944         32,040          1,164         50,637            12                           488,201
                           -----------   -------------   ------------   ------------   ----------        ------       -------------
Total assets.............   $ 233,640      $ 344,866     $2,608,037     $1,871,887      $490,700                       $ 8,163,343
                           -----------   -------------   ------------   ------------   ----------        ------       -------------

----------------------------------------

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE L -- EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

                                                                                                1998       1997
                                                                                             ----------  ---------
Projected benefit obligation, beginning of the year........................................  $   30,612  $  25,196
Service cost -- benefits earned during the year............................................       2,585      2,112
Interest cost -- on projected benefit obligation...........................................       2,203      2,036
Actuarial gain.............................................................................       2,115      3,421
Plan amendment.............................................................................         160
Benefits paid..............................................................................      (1,128)    (2,153)
                                                                                             ----------  ---------
Projected benefit obligation, end of the year..............................................      36,547     30,612
                                                                                             ----------  ---------
Fair value of plan assets beginning of the year............................................      21,763     19,779
Actual return on plan assets...............................................................       1,689      1,625
Employer contribution......................................................................       2,823      2,512
Benefits paid..............................................................................      (1,128)    (2,153)
                                                                                             ----------  ---------
Fair value of plan assets end of the year..................................................      25,147     21,763
                                                                                             ----------  ---------
Plan assets less than the projected benefit obligation.....................................     (11,400)    (8,849)
Unrecognized net actuarial loss from past experience different from that assumed...........       9,069      6,997
Unrecognized prior service cost............................................................         652        605
Unrecognized net transition asset..........................................................         (34)       (51)
                                                                                             ----------  ---------
Net pension liability recognized in balance sheet..........................................  $   (1,713) $  (1,298)
                                                                                             ----------  ---------
                                                                                             ----------  ---------

    Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

                                                                            1998       1997       1996
                                                                          ---------  ---------  ---------
Service cost............................................................  $   2,585  $   2,112  $   1,908
Interest cost...........................................................      2,203      2,036      1,793
Expected return on plan assets..........................................     (1,950)    (1,793)    (1,593)
Amortization of prior service cost......................................        112        100        100
Amortization of transition asset........................................        (17)       (17)       (17)
Recognized net actuarial loss...........................................        305        152        210
                                                                          ---------  ---------  ---------
Net pension cost........................................................  $   3,238  $   2,590  $   2,401
                                                                          ---------  ---------  ---------
                                                                          ---------  ---------  ---------

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE L -- EMPLOYEE BENEFIT PLANS (CONTINUED)
    Protective's share of the net pension cost was $2.6 million, $1.8 million, and $1.5 million, in 1998, 1997, and 1996, respectively,

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

                                                                                1998       1997       1996
                                                                              ---------  ---------  ---------
Weighted average discount rate..............................................       6.75%      7.25%      7.75%
Rates of increase in compensation level.....................................       4.75%      5.25%      5.75%
Expected long-term rate of return on assets.................................       8.50%      8.50%      8.50%

    Assets of the pension plan are included in the general assets of Protective. Upon retirement, the amount of pension plan assets vested in the retiree is used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees.

    PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1998 and 1997, the projected benefit obligation of this plan totaled $11.7 million and $10.0 million, respectively, of which $7.8 million and $6.6 million, respectively, have been recognized in PLC's financial statements.

    Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

                                                                               1998       1997       1996
                                                                             ---------  ---------  ---------
Service cost...............................................................  $     611  $     544  $     424
Interest cost..............................................................        722        651        505
Plan amendment.............................................................                   351
Amortization of prior service cost.........................................        112        112        112
Amortization of transition asset...........................................         37         37         37
Recognized net actuarial loss..............................................        173        180        155
                                                                             ---------  ---------  ---------
Net pension cost...........................................................  $   1,655  $   1,875  $   1,233
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1998 and 1997, the liability for such benefits totaled $1.2 million and $1.3 million, respectively. The expense recorded by PLC was $0.1 million in 1998, 1997 and 1996. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by
Section 401(k) of the Internal Revenue Code. In 1990, PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE L -- EMPLOYEE BENEFIT PLANS (CONTINUED) allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1998, PLC had committed up to 101,124 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 1998 and 1997, and $1.0 million in 1996.

NOTE M -- STOCK BASED COMPENSATION


    Certain Protective employees participate in PLC's Long-Term Incentive Plan (previously known as the Performance Share Plan) and receive stock appreciation rights (SARs) from PLC.


    Since 1973 PLC has had a Performance Share Plan to motivate senior management to focus on PLC's long-range earnings performance. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity or total return over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life insurance companies, multiline insurers, and insurance holding companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by share-owners in 1992 and 1997, up to 6,400,000 shares may be issued in payment of awards. The number of shares granted in 1998, 1997, and 1996 were 71,340, 98,780 and 104,580 shares, respectively, having an approximate market value on the grant date of $2.3 million, $2.0 million, and $1.8 million, respectively. At December 31, 1998, outstanding awards measured at target and maximum payouts were 474,695 and 638,090 shares, respectively. The expense recorded by PLC for the Performance Share Plan was $2.7 million, $2.7 million, and $3.0 million in 1998, 1997, and 1996, respectively.

    During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1998 was 675,000. The SARs have a base price of $17.4375 per share of PLC Common Stock (the market price on the grant date was $17.50 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1998 and 1997.

NOTE N -- REINSURANCE

    Protective assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE N -- REINSURANCE (CONTINUED)
liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies.

    Protective has reinsured approximately $64.8 billion, $34.1 billion, and $18.8 billion in face amount of life insurance risks with other insurers representing $294.4 million, $147.2 million, and $113.5 million of premium income for 1998, 1997, and 1996, respectively. Protective has also reinsured accident and health risks representing $164.8 million, $187.7 million, and $194.7 million of premium income for 1998, 1997, and 1996, respectively. In 1998 and 1997, policy and claim reserves relating to insurance ceded of $658.7 million and $485.8 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1998 and 1997, Protective had paid $22.8 million and $25.6 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1998, Protective had receivables of $75.0 million related to insurance assumed.

    A substantial portion of Protective's new credit insurance sales are being reinsured.

NOTE O -- ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated market values of Protective's financial instruments at December 31 are as follows:

                                                        1998                  1997
                                                --------------------  --------------------
                                                           ESTIMATED             ESTIMATED
                                                CARRYING    MARKET    CARRYING    MARKET
                                                 AMOUNT     VALUES     AMOUNT     VALUES
                                                ---------  ---------  ---------  ---------
Assets (see Notes A and C):
Investments:
  Fixed maturities............................  $6,400,262 $6,400,262 $6,348,252 $6,348,252
  Equity securities...........................     12,258     12,258     15,006     15,006
  Mortgage loans on real estate...............  1,623,603  1,774,379  1,313,478  1,405,474
  Short-term investments......................    159,655    159,655     54,337     54,337
Cash..........................................                           39,197     39,197
Liabilities (see Notes A and E):
  Guaranteed investment contract deposits.....  2,691,697  2,751,007  2,684,676  2,687,331
  Annuity deposits............................  1,519,820  1,513,148  1,511,553  1,494,600
  Notes payable...............................      2,363      2,363
Other (see Note A):
  Derivative Financial Instruments............                  (734)                 (545)

    Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable approximate book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------
             COL. A                  COL. B       COL. C      COL. D        COL. E        COL. F       COL. G       COL. H
-----------------------------------------------------------------------------------------------------------------------------
                                                                            GIC AND
                                                                            ANNUITY
                                    DEFERRED      FUTURE                 DEPOSITS AND                              BENEFITS
                                     POLICY       POLICY                     OTHER       PREMIUMS        NET          AND
                                   ACQUISITION   BENEFITS    UNEARNED    POLICYHOLDERS' AND POLICY   INVESTMENT   SETTLEMENT
             SEGMENT                  COSTS     AND CLAIMS   PREMIUMS        FUNDS         FEES      INCOME (1)    EXPENSES
---------------------------------  -----------  ----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1998:
Life Insurance
  Individual Life................   $ 301,941   $1,054,253   $     355    $    10,802    $ 126,168    $  55,779    $ 106,308
  West Coast.....................     144,455    1,006,280           0         77,254       22,380       63,492       54,617
  Acquisitions...................     255,347    1,383,759         553        233,846       96,735      112,154      112,051
Specialty Insurance Products
  Dental and Consumer Benefits...      23,836      111,916       3,341         78,224      191,563       15,245      140,632
  Financial Institutions.........      39,212      215,451     385,006        105,434      112,272       25,068       52,629
Retirement Savings and Investment
  Products
  Guaranteed Investment
    Contracts....................       1,448      172,674           0      2,691,697                   213,136      178,745
  Investment Products............      75,177      194,726           0      1,233,528       18,809      105,827       85,045
Corporate and Other..............           9          944          39             88          198       13,094          469
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
    TOTAL........................   $ 841,425   $4,140,003   $ 389,294    $ 4,430,873    $ 568,125    $ 603,795    $ 730,496
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1997:
Life Insurance
  Individual Life................   $ 252,321   $  920,924   $     356    $    16,334    $ 127,480    $  54,593    $ 114,678
  West Coast.....................     108,126      739,463           0         95,495       14,122       30,194       28,304
  Acquisitions...................     138,052    1,025,340       1,437        311,150      102,635      110,155      116,506
Specialty Insurance Products
  Dental and Consumer Benefits...      22,459      120,925       2,536         80,654      151,110       23,810      110,148
  Financial Institutions.........      52,836      159,422     391,085          6,791       72,263       16,341       27,643
Retirement Savings and Investment
  Products
  Guaranteed Investment
    Contracts....................       1,785      180,690           0      2,684,676            0      211,915      179,235
  Investment Products............      56,074      177,150           0      1,184,268       12,367      105,196       82,019
Corporate and Other..............         952          380       1,282            185          229        5,284          339
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
    TOTAL........................   $ 632,605   $3,324,294   $ 396,696    $ 4,379,553    $ 480,206    $ 557,488    $ 658,872
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1996:
Life Insurance
  Individual Life................   $ 220,232   $  793,370   $     685    $    15,577    $ 116,710    $  48,442    $  96,404
  Acquisitions...................     156,172    1,117,159       1,087        251,450      106,543      106,015      118,181
Specialty Insurance Products
  Dental and Consumer Benefits...      27,944      119,010       2,572         83,632      156,530       16,249      125,797
  Financial Institutions.........      32,040      119,242     253,154          1,880       73,422       13,898       42,781
Retirement Savings and
  Investments Products
  Guaranteed Investment
    Contracts....................       1,164      149,755           0      2,474,728            0      214,369      169,927
  Investment Products............      50,637      149,743           0      1,120,557        8,189       98,719       73,093
Corporate and Other..............          12          170          55            192          656        1,089          710
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
    TOTAL........................   $ 488,201   $2,448,449   $ 257,553    $ 3,948,016    $ 462,050    $ 498,781    $ 626,893
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------
                                   -----------  ----------  -----------  -------------  -----------  -----------  -----------

---------------------------------
             COL. A                   COL. I         COL. J
---------------------------------

                                   AMORTIZATION
                                    OF DEFERRED
                                      POLICY         OTHER
                                    ACQUISITION    OPERATING
             SEGMENT                   COSTS      EXPENSES (1)
---------------------------------  -------------  ------------
Year Ended December 31, 1998:
Life Insurance
  Individual Life................   $    30,543    $   14,983
  West Coast.....................         4,924         5,354
  Acquisitions...................        18,894        26,717
Specialty Insurance Products
  Dental and Consumer Benefits...        10,352        49,913
  Financial Institutions.........        28,526        48,837
Retirement Savings and Investment
  Products
  Guaranteed Investment
    Contracts....................           735         2,876
  Investment Products............        17,213        14,428
Corporate and Other..............             1         9,120
                                   -------------  ------------
    TOTAL........................   $   111,188    $  172,228
                                   -------------  ------------
                                   -------------  ------------
Year Ended December 31, 1997:
Life Insurance
  Individual Life................   $    27,354    $   18,178
  West Coast.....................           961         6,849
  Acquisitions...................        16,606        23,016
Specialty Insurance Products
  Dental and Consumer Benefits...        15,711        38,572
  Financial Institutions.........        30,812        20,165
Retirement Savings and Investment
  Products
  Guaranteed Investment
    Contracts....................           618         3,945
  Investment Products............        15,110        12,312
Corporate and Other..............             3         6,833
                                   -------------  ------------
    TOTAL........................   $   107,175    $  129,870
                                   -------------  ------------
                                   -------------  ------------
Year Ended December 31, 1996:
Life Insurance
  Individual Life................   $    28,393    $   28,611
  Acquisitions...................        17,162        24,292
Specialty Insurance Products
  Dental and Consumer Benefits...         5,326        43,027
  Financial Institutions.........        24,900        10,673
Retirement Savings and
  Investments Products
  Guaranteed Investment
    Contracts....................           509         3,840
  Investment Products............        14,710        13,197
Corporate and Other..............             1         4,508
                                   -------------  ------------
    TOTAL........................   $    91,001    $  128,148
                                   -------------  ------------
                                   -------------  ------------

------------------------
(1) Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

                           SCHEDULE IV -- REINSURANCE

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
                COL. A                    COL. B      COL. C      COL. D      COL. E       COL. F
-----------------------------------------------------------------------------------------------------
                                                                                         PERCENTAGE
                                                     CEDED TO    ASSUMED                  OF AMOUNT
                                          GROSS       OTHER     FROM OTHER     NET         ASSUMED
                                          AMOUNT    COMPANIES   COMPANIES     AMOUNT       TO NET
                                        ----------  ----------  ----------  ----------  -------------
Year Ended December 31, 1998:
  Life insurance in force.............  $91,980,657 $64,846,246 $18,010,434 $45,144,845        39.9%
                                        ----------  ----------  ----------  ----------          ---
                                        ----------  ----------  ----------  ----------          ---
Premiums and policy fees:
  Life insurance......................  $  537,002  $  294,363  $   87,964  $  330,603         26.6%
  Accident and health insurance.......     361,705     164,852      14,279     211,132          6.8%
  Property and liability insurance....      26,389                              26,289          0.0%
                                        ----------  ----------  ----------  ----------
  TOTAL...............................  $  925,096  $  459,215  $  102,243  $  568,024
                                        ----------  ----------  ----------  ----------
                                        ----------  ----------  ----------  ----------
Year Ended December 31, 1997:
  Life insurance in force.............  $78,240,282 $34,139,554 $11,013,202 $55,113,930        20.0%
                                        ----------  ----------  ----------  ----------          ---
                                        ----------  ----------  ----------  ----------          ---
Premiums and policy fees:
  Life insurance......................  $  387,108  $  147,184  $   74,738  $  314,662         23.8%
  Accident and health insurance.......     336,575     187,539      10,510     159,546          6.6%
  Property and liability insurance....       6,139         176          35       5,998          0.6%
                                        ----------  ----------  ----------  ----------
  TOTAL...............................  $  729,822  $  334,899  $   85,283  $  480,206
                                        ----------  ----------  ----------  ----------
                                        ----------  ----------  ----------  ----------
Year Ended December 31, 1996:
  Life insurance in force.............  $53,052,020 $18,840,221 $16,275,386 $50,487,185        32.2%
                                        ----------  ----------  ----------  ----------          ---
                                        ----------  ----------  ----------  ----------          ---
Premiums and policy fees:
  Life insurance......................  $  272,331  $  113,487  $  129,717  $  288,561         45.0%
  Accident and health insurance.......     338,709     194,687      29,467     173,489         17.0%
                                        ----------  ----------  ----------  ----------
  TOTAL...............................  $  611,040  $  308,174  $  159,184  $  462,050
                                        ----------  ----------  ----------  ----------
                                        ----------  ----------  ----------  ----------

                                   APPENDIX A
                     EXAMPLE OF DEATH BENEFIT COMPUTATIONS

    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                        TABLE OF FACE AMOUNT PERCENTAGES

 ATTAINED                     ATTAINED                      ATTAINED                     ATTAINED
    AGE       PERCENTAGE         AGE        PERCENTAGE         AGE        PERCENTAGE        AGE       PERCENTAGE
-----------  -------------  -------------  -------------  -------------  -------------  -----------  -------------
   0-40              250%        50                185%        60                130%       70               115%
    41               243%        51                178%        61                128%       71               113%
    42               236%        52                171%        62                126%       72               111%
    43               229%        53                164%        63                124%       73               109%
    44               222%        54                157%        64                122%       74               107%
    45               215%        55                150%        65                120%      75-90             105%
    46               209%        56                146%        66                119%       91               104%
    47               203%        57                142%        67                118%       92               103%
    48               197%        58                138%        68                117%       93               102%
    49               191%        59                134%        69                116%       94               101%
                                                                                            95+              100%

                                      A-1